                                                                    EXHIBIT 10.2




                       CONFIDENTIAL TREATMENT REQUESTED.
                  CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
                  BEEN REDACTED AND HAVE BEEN SEPARATELY FILED
                              WITH THE COMMISSION.






                            LUCENT TECHNOLOGIES INC.

                                GENERAL AGREEMENT

                             FOR THE PROCUREMENT OF

                              PRODUCTS AND SERVICES

                          AND THE LICENSING OF SOFTWARE





                             CONTRACT NO. HO11990150





                             VINA TECHNOLOGIES, INC.

                              42709 LAWRENCE PLACE

                                FREMONT, CA 94538



                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page i

                               TABLE OF CONTENTS


1.      PREAMBLE.............................................................................1


2.      GENERAL TERMS AND CONDITIONS.........................................................1

   2.1  SCOPE................................................................................1
   2.2  STATEMENT OF WORK....................................................................1
   2.3  DEFINITIONS..........................................................................1
   2.4  AGREEMENT EFFECTIVE PERIOD...........................................................2
   2.5  OPTION TO EXTEND.....................................................................3
   2.6  MARKET RIGHTS........................................................................3
   2.7. MOST FAVORED CUSTOMER................................................................4
   2.8. MANUFACTURING RIGHTS AND ESCROW AGREEMENT............................................4
   2.9. CONTINUING AVAILABILITY AND ENHANCEMENT..............................................5

3.      PRODUCT SPECIFIC TERMS AND CONDITIONS................................................6

   3.1  PRICE AND DISCOUNTS..................................................................6
   3.2  PURCHASE COMMITMENT..................................................................6
   3.3  SPECIFICATIONS OR DRAWINGS...........................................................6
   3.4  PRODUCT DOCUMENTATION................................................................7
   3.5  PACKING..............................................................................7
   3.6  TECHNICAL SUPPORT....................................................................8
   3.7  TRAINING.............................................................................8
   3.8  INSIGNIA.............................................................................9
   3.9  MARKING..............................................................................9
   3.10 INSTALLATION AND CUTOVER ASSISTANCE.................................................10
   3.11 NEW AND CHANGED METHODS, PROCESSES AND EQUIPMENT....................................10
   3.12 PRODUCT ACCEPTANCE..................................................................10
   3.13 ELECTRICAL SAFETY...................................................................11
   3.14 INTERFACES..........................................................................11
   3.15 MARKETING SUPPORT...................................................................12
   3.16 PRODUCT EVOLUTION...................................................................12
   3.17 DISCONTINUANCE OF PRODUCT...........................................................12

4.      ORDERS AND PAYMENT..................................................................12

   4.1  PAYMENT TERMS.......................................................................12
   4.2  FOB.................................................................................13
   4.3  FREIGHT CLASSIFICATION..............................................................13
   4.4  INSPECTION..........................................................................13
   4.5  PURCHASE ORDERS.....................................................................13
   4.6  FORECASTS...........................................................................13
   4.7  CHANGES TO PURCHASE ORDERS..........................................................14
   4.8  TERMINATION OF PURCHASE ORDER.......................................................14
   4.9  DELIVERY PROCESS & SHIPPING  INTERVAL...............................................15
   4.10 VARIATION IN QUANTITY...............................................................16
   4.11 SHIPPING............................................................................16
   4.12 INVOICING...........................................................................16
   4.13 INVOICING FOR STOCK.................................................................17


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page ii

   4.14 STORAGE OF PAID-FOR-STOCK...........................................................17
   4.15 MONTHLY SHIPMENT REPORTS............................................................17
   4.16 ELECTRONIC  DATA INTERCHANGE (EDI)..................................................18
   4.17 BAR CODE SHIPPING AND RECEIVING LABELS..............................................18
   4.18 TITLE AND RISK OF LOSS..............................................................18
   4.19 REJECTIONS..........................................................................18

5.      QUALITY AND ISO 9000................................................................18

   5.1  QUALITY.............................................................................18
   5.2  PRODUCT TESTING.....................................................................19
   5.3  ENGINEERING CHANGES.................................................................20
   5.4  CHANGE-INDUCED PROBLEMS.............................................................22
   5.5  FIELD RETROFIT ORDERS (FRO).........................................................22
   5.6  EPIDEMIC FAILURES...................................................................22

6.      WARRANTY AND REPAIRS................................................................23

   6.1  WARRANTY............................................................................23
   6.2  REPAIRS NOT COVERED UNDER WARRANTY..................................................24
   6.3  REPAIR PROCEDURES...................................................................25
   6.4  WARRANTY TRACKING...................................................................26
   6.5  YEAR 2000 FUNCTIONALITY.............................................................26

7.      INTELLECTUAL PROPERTY...............................................................26

   7.1  INTELLECTUAL PROPERTY RIGHTS........................................................26
   7.2  SOFTWARE LICENSE GRANT..............................................................27
   7.3  SUPPLIER'S AND COMPANY'S INFORMATION................................................27

8.      OTHER TERMS AND CONDITIONS..........................................................27

   8.1  NOTICES.............................................................................27
   8.2  DEFAULT.............................................................................28
   8.3  SURVIVAL OF OBLIGATIONS.............................................................28
   8.4  INFRINGEMENT........................................................................29
   8.5  IDENTIFICATION......................................................................29
   8.6  COMPLIANCE WITH LAWS................................................................29
   8.7  FORCE MAJEURE.......................................................................29
   8.8  ASSIGNMENT..........................................................................30
   8.9  TAXES...............................................................................30
   8.10 GOVERNMENT CONTRACT PROVISIONS......................................................30
   8.11 RIGHT OF ENTRY......................................................................30
   8.12 RELEASES VOID.......................................................................31
   8.13 SERVICES............................................................................31
   8.14 IMPLEADER...........................................................................31
   8.15 TOXIC SUBSTANCES AND PRODUCT HAZARDS................................................31
   8.16 CHLOROFLUOROCARBONS.................................................................31
   8.17 INSURANCE...........................................................................32
   8.18 INDEMNITY...........................................................................32
   8.19 CHOICE OF LAW.......................................................................33
   8.20 SEVERABILITY........................................................................33
   8.21 SECTION HEADINGS....................................................................33
   8.22 WAIVER..............................................................................33
   8.23 REGISTRATION AND RADIATION STANDARDS................................................33


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                        Page iii

   8.24 OZONE DEPLETING SUBSTANCES..........................................................34
   8.25 HEAVY METALS AND/OR CFC IN PACKAGING................................................34
   8.26 MEDIATION...........................................................................34
   8.27 RECORDS.............................................................................35
   8.28 EMERGENCY SERVICE...................................................................35
   8.29 TERMINATION.........................................................................35
   8.30 PUBLICITY...........................................................................36
   8.31 TIMELY PERFORMANCE..................................................................36
   8.32 CONFLICT OF INTEREST................................................................36
   8.33 ADDITIONAL WARRANTIES...............................................................36
   8.34 EXPORT CONTROL......................................................................37
   8.35 RELATIONSHIP OF THE PARTIES.........................................................38
   8.36 ENTIRE AGREEMENT....................................................................38



APPENDICES



APPENDIX  1          QUALITY



APPENDIX 2           PRODUCT PACKAGING REQUIREMENTS



APPENDIX 3           NON-DISCLOSURE AGREEMENT



APPENDIX 4           WARRANTY ELIGIBILITY SYSTEM



APPENDIX 5           ENGINEERING CHANGE CONTROL



APPENDIX 6           LEADING EDGE PROCUREMENT PROVISIONS


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 1

1. PREAMBLE

THIS AGREEMENT between LUCENT TECHNOLOGIES INC., with offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974-0636 ("Company") and VINA TECHNOLOGIES, INC., with offices at 42709 Lawrence Place, Fremont, California 94538 ("Supplier") (hereinafter collectively the "Parties") is for the anticipated future procurement of products and the license of software, in accordance with the terms and conditions stated in this Agreement and any attachments to this Agreement.

WHEREAS,on May 15, 1998, the Parties entered into Contract No. GA10097 (hereinafter the "ConnectReach Agreement") pertaining to (1) modifications of Supplier's T1 Integrator(TM) required to operate with Company's SLC(R) 2000 as well as (2) supplying products, software, and maintenance services to Company; and

WHEREAS, Company desires to procure products, software and maintenance services from Supplier;

NOW, THEREFORE, in consideration of the foregoing recitals and covenants set forth in this Agreement, the Parties agree to the terms and conditions set forth herein:

2. GENERAL TERMS AND CONDITIONS

2.1 SCOPE

Except as mutually agreed by the parties in writing, this Agreement shall apply only to transactions between Supplier and Company for the purchase and sale of PRODUCT. PRODUCT shall be furnished by Supplier on an as-ordered basis.

2.2 STATEMENT OF WORK

The statement of work for each project or program undertaken hereunder shall be included in SPAs issued under this agreement.

2.3 DEFINITIONS

"Collateral Material" means data sheets, application briefs, presentation brochures and other advertising or promotional materials that are distributed in the normal course of business to market the product(s) and that are not designated as confidential by the Parties.

"First Service Application" (FSA) means a set of managed activities, administered by Company, that validates the first deployment of new PRODUCTS for the first time. The FSA process assures that the first service deployment is timely and exceeds


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 2

customers' expectations with respect to quality, delivery, installation, testing, operations, maintenance, and acceptance.

"Initial Customer Application" (ICA) means a controlled process, administered by Company, to assure that new PRODUCTS meet or exceed Company's customers' expectations with respect to quality, delivery, installation, testing, operations, maintenance, and acceptance.

"Executive Team" means a team comprised to two representatives of the Company selected by the Company and two representatives of the Supplier selected by the Supplier, with each team member having equal voting privileges.

"PRODUCT" as used in this Agreement shall mean Supplier's hardware and software as detailed listed in separate Specific Purchase Agreement and purchase orders issued under this General Agreement. Such PRODUCT is hereby offered for sale by Supplier and may be purchased by Company in accordance with the terms, conditions and specifications stated in this Agreement.

"Source Material" means business and technical information and other relevant materials which are not confidential and which Supplier will make available to Company to support the development of Collateral Material.

"Specific Project Agreement" means an agreement entered into between the parties hereto referencing the terms and conditions of this General Agreement, and containing additional project-specific terms and conditions, hereinafter referred to as "SPA".;



"Technical Information" means written user manuals, installation manuals, technical reference manuals, release notes and other relevant technical materials which may be confidential and subject to a written non-disclosure agreement.

2.4 AGREEMENT EFFECTIVE PERIOD

The term of this Agreement shall commence on the date last executed below (hereinafter the "Effective Date"), and shall, except as otherwise provided in this Agreement, continue in effect thereafter for three (3) years.

The ConnectReach Agreement shall terminate as of the Effective Date of this Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 3

2.5 OPTION TO EXTEND

Company shall have the right to extend the period specified in the Section 2.4 AGREEMENT EFFECTIVE PERIOD up to twelve (12) months by giving Supplier at least three (3) months prior written notice unless otherwise mutually agreed to.

Within ten (10) days of the date of Company's notice to extend the period, Supplier shall notify Company in writing whether Supplier proposes to revise the price(s) under this Agreement and SPAs issued hereunder. If the parties fail to agree on the revised price(s) within twenty (20) days after the date of Supplier's notice, Company's notice of extension shall be considered withdrawn and prices for outstanding orders or orders placed during the term of this Agreement shall not be revised.

2.6 MARKET RIGHTS

In consideration for Lucent providing purchase commitments, development assistance (i.e., technical expertise and engineering assistance) and proprietary Lucent Information ("Information" means Technical Documentation and any records, documentation, source code, specifications, drawings, sketches, models, samples, works of authorship or other creative works, ideas, knowledge, tools, computer or other apparatus programs, technical or business information or data, written, oral or otherwise expressed) to Supplier as detailed in SPAs issued hereunder, Supplier agrees that it will use said proprietary Lucent Information only for the benefit of Lucent and that it will not use such proprietary Lucent Information to manufacture or produce other products that can be utilized in Lucent's SLC(R)2000 , AnyMedia(TM), or DACS equipment, unless otherwise contracted to do so by Company. Supplier acknowledges that the breach of the preceding sentence constitutes irreparable harm to Lucent.

Supplier grants to Lucent the exclusive right to use, sell, lease and license its PRODUCT as customized using Lucent Information to work with Lucent's equipment.

It is expressly understood and agreed that this Agreement neither grants to Supplier an exclusive right or privilege to sell to Company any or all products of the type described in the "PRODUCT" definition which Company may require, nor requires the purchase of any other products from Supplier by Company. It is, therefore, understood that Company may contract with other manufacturers and suppliers for the procurement of comparable products. In addition, Company shall, at its sole discretion, decide the extent to which Company will market advertise, promote, support or otherwise assist in further offerings of the PRODUCT.

Supplier agrees that purchases by Company under this Agreement shall neither restrict the right of Company to cease purchasing nor require Company to continue any level of such purchases.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 4

2.7. MOST FAVORED CUSTOMER.

Supplier assures Company that all prices, terms, warranties and benefits granted to Company by Supplier for the Products, Software, Parts, Services and improvements, are at least as favorable as those now offered by Supplier to any of its commercial customers under the same conditions. If, during the duration of this Agreement, Supplier should enter into an arrangement with any other customer providing greater benefits or more favorable terms under the same conditions, this Agreement shall be deemed to be amended to provide the same benefits and terms to Company under the same conditions, and more particularly, if the price offered to another customer for the same product or Product is lower than Company's price hereunder, this Agreement shall be deemed to be amended so that Company's price is equal to such other customer's price.

2.8. MANUFACTURING RIGHTS AND ESCROW AGREEMENT

Supplier agrees to grant Company a non-exclusive manufacturing license in the event

(a) Supplier has defaulted in performance or otherwise has failed to perform its obligations under

        (i) this Agreement and such default or failure to perform has continued beyond the cure period provided in the Agreement, or

        (ii) any agreement between Supplier and Company or its customers for the maintenance or correction of the PRODUCTS, and such default or failure to perform has continued for a period of 180 days following written notice thereof to Supplier from Company.

(b) Supplier has made an assignment for the benefit of creditors, has admitted in writing its inability to pay debts as they mature or has ceased operating in the normal course of business.

(c) A trustee or receiver of Supplier of any substantial part of Supplier's assets has been appointed by any court.

(d) A proceeding has been commenced by any party against Supplier under any one of the provisions of the Federal Bankruptcy Code and

        (i) the proceeding has been pending for at least 60 days, or

        (ii) Supplier has consented, either expressly or by operation of law, to be adjudged or decreed a bankrupt, or

        (iii) Supplier has been decreed or adjudged a bankrupt or


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 5

(e) A voluntary petition has been filed by Supplier under any of the provisions of the Federal Bankruptcy Code.

(f) Supplier is acquired by or merges with another corporation, and such corporation (1) refuses to continue to sell PRODUCT to Company at the prices in and under the terms and conditions of the then current Contracts between Supplier and Company and under the terms and conditions of any general agreement between Supplier and Company; or, if no such current agreement between Supplier and Company exists, at Supplier's then current list prices at the time of such acquisition or merger, or at other prices negotiated by the parties, or (2) fails to enter into a formal Assignment of Obligations document with Company to assume all the rights and obligations of Supplier under any agreement and the then current agreement in place between Supplier and Company, if any, or (3) elects to terminate any general agreement between Supplier and Company following such Assignment of Obligations.

Supplier and Company agree to enter into an Escrow Agreement to assure the availability to Company of the Source Material, as defined in the Escrow Agreement, required to manufacture but not modify or enhance PRODUCT upon the occurrence of events detailed in this Section. If an Escrow Agreement is not finalized by thirty (30) days from the signing of this Agreement and applicable SPAs issued hereunder, either Party has the right to terminate this Agreement. Supplier is responsible for the cost of maintaining updated documentation in the escrow account. Company is responsible for the initialization fee and annual maintenance cost of the escrow account.

2.9. CONTINUING AVAILABILITY AND ENHANCEMENT

Supplier agrees to offer for sale to Company, during the term of this Agreement and for at least one year after the expiration of this Agreement, PRODUCT conforming to the Technical Specification set forth in this Agreement. Supplier further agrees to offer for sale to Company, during the term of this Agreement and until five (5) years after the expiration of this Agreement, maintenance, replacement, and repair parts ("Parts") which are functionally equivalent and identical in form and fit for the PRODUCT covered by this Agreement. The price for the PRODUCT and Parts shall be the price set forth in Supplier's then current agreement with Company for said PRODUCT or Parts or, if no such agreement exists, at a price agreed upon by Company and Supplier. The PRODUCT and parts shall be warranted as set forth in the WARRANTY Section of this Agreement.

                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 6

3. PRODUCT SPECIFIC TERMS AND CONDITIONS

3.1 PRICE AND DISCOUNTS

Prices and discounts shall be as shown in SPAs issued under this Agreement, incorporated herein by reference. Prices and discounts as listed shall remain in effect for at least one (1) year from the date of the SPA or as mutually agreed to by the parties and shall, except as otherwise provided in this Agreement, be re-negotiated each year thereafter and become effective on the "anniversary date" of such SPA. Such annual price negotiations shall be completed within a ninety day period. It is the intent of the Parties that all prices support earning an acceptable return and that such return will be at least as good as the return generated by the initial prices dependent upon market conditions.

3.2 PURCHASE COMMITMENT

Associated purchase commitments if applicable, shall be detailed in SPAs issued under this agreement.

3.3 SPECIFICATIONS OR DRAWINGS

Functional specifications for the PRODUCT will be included in SPAs issued under this agreement and will include at a minimum Supplier's standard commercial technical specifications and any modifications agreed to therein.

In accordance with the notification requirements outlined in Section 8.1, NOTICES, Supplier shall provide Company with at least thirty (30) days prior written notice of any change (including any updates or enhancements) proposed to be made by Supplier in the PRODUCT furnished pursuant to said Specification under this Agreement.

If Company, in its sole discretion, does not agree to the change proposed by Supplier, then in addition to all other rights and remedies at law or equity or otherwise, and without any cost to or liability or obligation of Company, Company shall have the right to terminate this Agreement and to terminate any or all SPAs or purchase orders for PRODUCT affected by such change.

The sale of PRODUCT hereunder by Supplier does not confer any license under any patent, trade secret, trademark, trade name or other proprietary right with respect to which the Supplier can grant licenses. The Supplier expressly reserves all of its rights with respect to such patent, trade secret, trademark, trade name or other proprietary right.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 7

3.4 PRODUCT DOCUMENTATION

Supplier will provide, at no charge, Source Materials, Collateral Material and Technical Documentation, as mutually agreed upon and in a mutually agreed to format. Supplier will update and revise such information as necessary to ensure that it is current. These Source Materials, Collateral Material and Technical Documentation may be reproduced, reformatted, modified and distributed by Company.

Company agrees to reproduce Supplier's copyright notice contained in any documentation reproduced without change by Company. For documentation which is reformatted or modified by Company, Company shall have the right to place only Company's own copyright notice on the reformatted or modified documentation. It is the intent of the parties that Company's copyright notice shall be interpreted to protect the underlying copyright rights of Supplier to the documentation to the extent such underlying rights are owned by Supplier. Supplier will correct promptly, by providing replacement or updates, any defects in Documentation which the Supplier becomes aware of and/or about which the Company notifies the Supplier, that may result in a product service loss or could result in a safety hazard.

3.5 PACKING

All PRODUCT and parts will be packed by Supplier in accordance with Lucent Specification PKG-91NJ1045, April 1, 1998, a copy of which Supplier has in its possession and is hereby made a part of this Agreement.

All electronic plug-ins shipped separately from their associated frames or mountings must be packaged using Electrostatic Shielded Packaging. Electrostatic Shielded Packaging is defined herein as packaging that meets the applicable requirements for `ELECTROSTATIC SHIELDING TYPE' packaging as prescribed in Electronic Industries Association (EIA) Interim Standard IS-5-A (`Packaging Material Standards for ESD Sensitive Items') .

Supplier will package PRODUCT individually (except for small parts, such as screws) with appropriate protective material to guarantee safe arrival (e.g., plug-in boards should be in static controlled packaging and/or padded cartons). Bulk packaging of PRODUCT and parts is acceptable if agreed to by both parties. Each box will contain PRODUCT or parts ordered under a single purchase order, but multiple boxes may be placed in a larger container. Supplier will, when so requested by Company and without additional charge, provide and affix to each PRODUCT packaging, bar code labels as Company will specify.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 8

3.6 TECHNICAL SUPPORT

Company will be the primary interface to the customer and will provide Tier 1 and Tier 2 technical customer support.

Supplier will provide Tier 3 technical customer support. "Tier 3" means the third of three levels of technical customer support and addresses issues escalated from Tier 2 when either the source of the issue cannot be identified, or the issue is identified and must be addressed by the manufacturer of the product. Tier 3 technical customer support will be provided 24 hours a day, 7 days a week via telephone to Company's support personnel at no charge. Supplier's response time shall be within 30 minutes on Monday through Friday, 9 am - 6pm (Central Time), and within 2 hours at all other times. Supplier will provide emergency on-site 24 hour technical assistance at Company's request. Nine (9) months after the effective date of this Agreement and every six months thereafter, Supplier may request a review of Company's Tier 3 support requests that Supplier believes do not fit into the category of support issues as defined in this Section. Company shall be given a reasonable cure period to correct any problem areas identified in the review before re-opening the Tier 3 compensation provision of this Section.

Company shall be entitled to ongoing technical support, including field service and assistance and technical support in the development of customer proposals, provided, however, that the availability or performance of this technical support service shall not be construed as altering or affecting Supplier's obligations as set forth in the WARRANTY Section or elsewhere provided for in this Agreement.

During the WARRANTY period for PRODUCT, Supplier's field service technical support services shall be provided to Company without charge upon request and on a reasonable basis as agreed by both parties. It is the intent of this Agreement that the Supplier shall provide initial training and ongoing occasional updates. Beyond the WARRANTY period, charges, if any, for field service technical support, will be as shown in Appendix 1.

3.7 TRAINING

Supplier will provide instructional Source Material, at no charge, that can be used by Company to generate Customer Training materials. Supplier will provide five (5) train-the-trainer courses, at no charge, for Company's personnel at a level mutually agreed upon so that Company will be able to effectively market and support Supplier's PRODUCT. Additional courses will be made available to Company at Supplier's then current rates. The training will include, but not be limited to the PRODUCT's features, competitive information, target markets and selling strategies, as well as technical aspects of the PRODUCT to enable Company to properly configure


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                          Page 9

Supplier's PRODUCT to operate with Company's products and provide technical support.

3.8 INSIGNIA

Upon Company's written request, "Insignia", including certain trademarks, trade names, insignia, symbols, decorative designs, or packaging designs of Company will be properly affixed by Supplier to the PRODUCT furnished or its packaging. Such Insignia will not be affixed, used, or otherwise displayed on the PRODUCT furnished or in connection therewith without written approval of Company. The manner in which such Insignia will be affixed must be approved in writing by Company in accordance with standards established by Company as applicable. Company shall retain all right, title and interest in any and all packaging designs, finished artwork, and separations furnished to Supplier. This Section does not reduce or modify Supplier's obligations under Sections 8.5 IDENTIFICATION and 7.3 SUPPLIER'S AND COMPANY'S INFORMATION.

3.9 MARKING

All PRODUCT furnished under this Agreement shall be marked for identification purposes in accordance with the specifications to be provided pursuant to this Agreement and SPAs issued hereunder and as follows:

        (a) with Supplier, vendor code 5JE52, model/serial number; and

        (b) with month and year of manufacture; and

        (c) markings in accordance with the requirements outlined in Company Specifications KS-23490 and KS 22002, as amended from time to time, which Supplier has in its possession and which is made a part of this Agreement: and

        (d) Common Language Equipment Identification (CLEI) Note: Common Language and CLEI are trademarks of Bell Communications Research; and

        (e) Company Apparatus code, serial, or model numbers; and

        (f) Warranty Eligibility System (WES) tracking information; and

        (g) Underwriters Laboratories and Federal Communications Commission markings as appropriate.

In addition, Supplier agrees to add any other identification which might be requested in writing by Company. Charges, if any for such additional identification marking shall be as agreed upon by Supplier and Company prior to the implementation of any change. This Section does not reduce or modify Supplier's obligations under Section 8.5 IDENTIFICATION.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 10

3.10    INSTALLATION AND CUTOVER ASSISTANCE

FIRST SERVICE APPLICATION / INITIAL CUSTOMER ASSISTANCE SUPPORT

In the event Supplier is not installing the PRODUCT, and if requested by Company and agreed by Supplier, Supplier agrees to make available at the installation site, without charge, a field engineer(s) to render installation and cut-over assistance as requested by Company and as defined below.

Supplier will provide all reasonable assistance to support two (2) Company designated First Service Applications (FSA), annually, for each new release of PRODUCT. Such support shall not exceed ten (10) person days per FSA, unless mutually agreed to by the parties.

Supplier will provide assistance, as needed, to support five (5) Initial Customer Applications (ICA) per year. Such support shall not exceed five (5) person days per ICA, unless mutually agreed to by the parties.

Additional Supplier FSA/ICA support will be mutually agreed to and be at a cost as defined in Appendix 1 unless mutually agreed to in advance, in writing.

3.11 NEW AND CHANGED METHODS, PROCESSES AND EQUIPMENT

Supplier agrees to keep abreast of major developments in Supplier's industry and to promptly advise Company of any developments which might affect the production of any PRODUCT under this Agreement.

3.12 PRODUCT ACCEPTANCE

PRODUCT is subject to Company's acceptance testing to assure conformance to specifications.

Supplier shall submit two (unless another number is mutually agreed to) production samples of PRODUCT (referred to herein collectively as or "sample(s)") produced in a continuous run on permanent production tooling to a location designated by Company for examination.

Company shall evaluate samples and issue a written acceptance or rejection to Supplier within forty five (45) days after receipt of samples. The failure by Company to reject with cause within such time shall constitute acceptance. Any rejection shall identify the failure to meet specifications in reasonable detail sufficient to allow Supplier to correct the deficiency.


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

                                                        Agreement No. HO11990150
                                                                         Page 11

If a sample evaluated pursuant to this Section is rejected, Supplier agrees to correct, at its expense, the failure to meet the specifications (referred to herein collectively as "defect") leading to such rejection and resubmit a corrected sample to Company within thirty (30) days after receipt of notice from Company of such defect (collectively referred to herein as the "Corrective Period"). Company shall have thirty (30) days after the resubmitting of the corrected sample to accept or reject such deliverable.

If the defects in a rejected sample are not corrected within the Corrective Period or if a resubmitted sample re-tested or re-evaluated by Company during the thirty (30) day re-evaluation period is again rejected, Company may at its option: (a) accept the sample as is; (b) afford Supplier one or more correction extensions; or (c) terminate the applicable SPA and purchase orders issued hereunder without any cost or charge to Company whatsoever, including costs or charges incurred by Supplier in procuring equipment, material and special tooling to perform any part of this Agreement, loss of profits or labor, and materials expended in the production of samples.

If Company opts to perform testing at Supplier's facility, Supplier shall allow Company to send a representative(s) to observe and participate in the testing.

Supplier shall not make any shipments under this Agreement prior to correction of defects and approval of the production samples.

Company will return samples to Supplier.

3.13 ELECTRICAL SAFETY

All PRODUCT furnished under this Agreement which is designed for connection to an external power source shall contain at least a three (3) prong plug and the equipment and plug shall be labeled to evidence an Underwriters' Laboratories catalog approval.

3.14 INTERFACES

Supplier agrees to provide Company with any public interface specification documentation and reasonable amounts of support to resolve any questions Company or Company's customers may have regarding these interface specifications.

For a period of 10 years after providing any PRODUCT pursuant to this Supply agreement, Supplier shall, upon request, provide to Company public interface specification documentation.


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         of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 12

3.15 MARKETING SUPPORT

At Company's request, Supplier shall provide at no charge to Company marketing support. Examples of support will include consultation services regarding marketing and systems support, marketing opportunity assessment, solution design reviews, product availability and delivery assistance. In addition, during the initial months of any SPA issued hereunder, Supplier will provide appropriate sales support to Company customer team.

Based on information provided by supplier under Section 3.4 PRODUCT DOCUMENTATION, Company will develop its own Collateral Material, customer training manuals, price lists and sales presentations necessary for marketing the PRODUCT.

3.16 PRODUCT EVOLUTION

Company and Supplier shall have periodic meetings (once per quarter or as often as mutually agreed to) to discuss plans for product line evolution.

3.17 DISCONTINUANCE OF PRODUCT

In the event the Supplier should discontinue manufacturing any PRODUCT, Supplier will provide Company:

  a.    At least eighteen (18) months prior notice of discontinuance, and

  b. The opportunity to place an End of Life purchase order for discontinued PRODUCT which Supplier will accept during the notice period as set forth in (a.) and

  c. Supplier will accept delivery schedules for such PRODUCT up to six (6) months after such End of Life purchase order.

4. ORDERS AND PAYMENT

4.1 PAYMENT TERMS

Invoices shall be paid net 30 days from the date of delivery of the PRODUCT to Company or receipt of the applicable invoice by Company, whichever occurs later.


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

                                                        Agreement No. HO11990150
                                                                         Page 13

4.2 FOB

THE PRODUCT shall be shipped FOB Supplier's facility, Fremont, California, USA, freight charges collect. If available, ship RPS (first choice) or UPS prepaid and billed.

4.3 FREIGHT CLASSIFICATION

PRODUCT purchased under this Agreement shall be shipped to Company or Company's customers subject to freight charges appropriate for goods classified as Equipment 92.5 #116030 Sub 1 or as detailed in SPAs and purchase orders issued hereunder.

4.4 INSPECTION

Company shall be given the opportunity to inspect PRODUCT at any time prior to the scheduled shipping date. Supplier will notify Company a minimum of five (5) days before shipment, when PRODUCT will be ready for inspection. Company will inspect PRODUCT without unduly delaying shipment of PRODUCT.

4.5 PURCHASE ORDERS

Purchase orders issued under this Agreement shall be sent to the following address:

VINA Telecommunications, Inc.
42709 Lawrence Place,
Fremont, CA  94538
Attention: Yvonne Fleck

Supplier may change address with thirty (30) days written notice to Company.

Purchase orders shall specify: (a) description of PRODUCT, inclusive of any numerical/ alphabetical identification referenced in the price list in this Agreement, (b) delivery date, (c) applicable price, (d) location to which the PRODUCT is to be shipped and (e) location to which invoices shall be sent for payment.

4.6 FORECASTS

Company shall provide to Supplier a six (6) month rolling sales NON-COMMITMENT forecast on a monthly basis or as agreed upon in SPA issued hereunder. Forecast will be supplied by third week of each month.


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

                                                        Agreement No. HO11990150
                                                                         Page 14

4.7 CHANGES TO PURCHASE ORDERS

Subsequent to the placement of purchase order(s) under this Agreement, Company shall have the right to reschedule shipment of some or all of the quantity of such purchase order(s) for up to ** one time per purchase order at no charge, or as agreed upon in SPAs issued hereunder.

Company may at any time subsequent to the issuance of a purchase order under this Agreement change the purchase order quantity in accordance with the schedule below:


Number of Days Prior to           Allowable Increase/Allowable Decrease
Scheduled Shipment Date           (% of P.O. Quantity)
              0-30                                   * *
             31-60                                   * *
             61-90                                   * *


Any change requested by Company beyond the allowable increase/decrease shall be handled by Supplier on a best efforts basis.

4.8 TERMINATION OF PURCHASE ORDER

Company may at any time terminate any or all purchase orders placed by Company under this Agreement according to the table displayed below or as agreed to in SPAs issued hereunder. Unless otherwise specified in this Agreement, Company's liability to Supplier with respect to such terminated purchase order or orders shall be limited to: (1) Supplier's purchase price of all components for the PRODUCT, plus (2) the actual costs incurred by Supplier in procuring and manufacturing PRODUCT in process at the date of the notice of termination; less
(3) any salvage value thereof. If requested, Supplier agrees to substantiate such costs with proof satisfactory to Company.


**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


                      RESTRICTED - PROPRIETARY INFORMATION

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

                                                        Agreement No. HO11990150
                                                                         Page 15

      UNIT QUANTITY                  PURCHASE ORDER TERMINATION LIABILITY
0-25 per month                                        * *
26-100 per month                                      * *
More than 100 per month                               * *


Unit shall be defined for Product to be purchased in accordance with SPAs issued hereunder.

4.9 DELIVERY PROCESS & SHIPPING INTERVAL

Supplier and Company agree to a two phase delivery process that is based on Unit quantity or as specified in SPAs issued hereunder (Unit shall be defined as in section 4.8 of this Agreement). During the first phase of deployment Supplier will ship Product directly to Company's customer(s) according to the Unit quantity and delivery times displayed in the table below.


        UNIT QUANTITY                      DELIVERY TIME
0-25 per month                                  * *
26-100 per month                                * *
More than 100 per month                         * *


Delivery time means the interval from order receipt by Supplier to PRODUCT shipment.

When quantity exceeds more than one hundred (100) Units per month, or as otherwise mutually agreed to, Supplier will begin shipping PRODUCT to Company. The Parties will mutually agree to new Unit quantity and delivery times.


**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


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

                                                        Agreement No. HO11990150
                                                                         Page 16

In the event that Supplier exceeds the above maximum interval for reasons other than those provided for in Section 8.7 FORCE MAJEURE, then in addition to all other rights and remedies at law or equity or otherwise, and without any liability or obligation of Company, Company shall have the right to: (a) cancel such purchase order, or (b) extend such delivery date to a later date, subject, however, to the right to cancel as in (a) preceding if delivery is not made or performance is not completed on or before such extended delivery date. If Company elects to extend such delivery date, Supplier agrees to absorb the difference between the charges to ship normal transportation and the charges to ship premium overnight.

4.10 VARIATION IN QUANTITY

Company assumes no liability for PRODUCT produced, processed or shipped in excess of the amount specified in this Agreement or in an order issued pursuant to this Agreement.

4.11 SHIPPING

Supplier shall: (1) ship the PRODUCT covered by this Agreement, SPA or order complete unless instructed otherwise; (2) ship to the destination designated in the Agreement or order; (3) ship according to routing instructions given by Company; (4) place the Agreement and order number on all subordinate documents;
(5) enclose a packing list with each shipment and, when more than one package is shipped, identify the package containing the packing list; and (6) mark the Agreement and order number on all packages and shipping papers. Adequate protective packing shall be furnished at no additional charge. Shipping and routing instructions may be furnished or altered by Company only in writing. If Supplier does not comply with the terms of the FOB Section of this Agreement or order or with Company's shipping or routing instructions, Supplier authorizes Company to deduct from any invoice of Supplier (or to charge back to Supplier), any increased costs incurred by Company as a result of Supplier's noncompliance.

4.12 INVOICING

Supplier shall (1) render invoices in duplicate, or as otherwise specified in this Agreement, showing Agreement number, through routing and weight, (2) render separate invoices for each shipment within three (3) days after shipment and (3) mail invoices with copies of bills of lading and shipping notices to the address shown on this Agreement or order. If prepayment of transportation charges is authorized, Supplier shall include the transportation charges from the F.O.B. point to the destination as a separate item on the invoice stating the name of the carrier used. No minimum billing charges are permitted unless expressly authorized in the Agreement.


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

                                                        Agreement No. HO11990150
                                                                         Page 17

4.13 INVOICING FOR STOCK

If Company requests, for reasons other than covered by the FORCE MAJEURE Section, that shipment be postponed beyond the date shown on a purchase order, Supplier may invoice Company as of the original scheduled delivery date for PRODUCT manufactured under this Agreement, if it has been inspected and approved by Company's Product Management Organization or its authorized agent, within five (5) working days after notification, (provided inspection has been specified in this Agreement or in a purchase order issued under this Agreement). If inspection is not completed within five (5) working days, Supplier may invoice Company in accordance with the Section INVOICING in this Agreement.

4.14 STORAGE OF PAID-FOR-STOCK

All PRODUCT invoiced to Company in accordance with Section 4.13 INVOICING FOR STOCK shall be marked conspicuously as Company's property, and safely stored by Supplier separately from any other material stocks, and shall be shipped out as ordered by Company. Supplier assumes responsibility for any loss or damage to such PRODUCT while stored by Supplier. Supplier shall advise Company in writing of any removal of the PRODUCT from one building to another, or from one part of the same building to another and shall give such advance notice as may be requested by the Company. Supplier agrees upon request by Company, to execute and deliver to Company a bill of sale evidencing conveyance of such PRODUCT, free from liens and encumbrances, together with any other document such as a bailment agreement, warehouse receipt, lease (on storage space), mortgage, deed of trust, or surety bond as Company may deem necessary to secure title in such PRODUCT as against third parties, all of which documents shall be in a form acceptable to Company

Supplier agrees to store the PRODUCT without charge for thirty days. Subsequent storage charges shall be mutually agreed to by Supplier and Company.

4.15 MONTHLY SHIPMENT REPORTS

Supplier agrees to render monthly shipment reports on or before the tenth working day of the succeeding month containing the following information: customer, shipment date, quantity and model number of units shipped.


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

                                                        Agreement No. HO11990150
                                                                         Page 18

4.16 ELECTRONIC DATA INTERCHANGE (EDI)

If requested by Company, Supplier shall use reasonable efforts to use electronic commerce and/or Electronic Data Interchange ("EDI"), after shipments exceed one hundred (100) systems per month or unless mutually agreed, for receipt of Companies Orders, and invoicing pursuant to a separate electronic commerce or EDI implementation agreement. Supplier shall implement EDI at its sole expense.

4.17 BAR CODE SHIPPING AND RECEIVING LABELS

Supplier shall at its sole expense place Company's specified bar code labels on all shipping packages and containers for the PRODUCT shipped under this Agreement. Such bar code labels and the placement thereof shall meet the requirements shown in the document "Bar Code Shipping Label - Profile Program #801-001-107, May 30, 1997" which Supplier has in its possession and which is made a part of this Agreement. Company may change such specification upon written notice to Supplier and Supplier shall comply with such changes.

4.18 TITLE AND RISK OF LOSS

Title and risk of loss and damage to PRODUCT purchased by Company under this Agreement shall vest in Company when the PRODUCT has been delivered at the FOB point, Fremont, California. In any event, the Supplier reserves, and the Company hereby grants, a security interest in PRODUCT until Company shall have paid the full amount of the invoice applicable thereto.

4.19 REJECTIONS

If Company rejects any or all of the PRODUCT not conforming to specifications and/or drawings covered by this Agreement, and after a cure period of sixty (60) calendar days from first production shipment of PRODUCT during the first year of the Agreement, or a thirty (30) calendar days cure period thereafter, Supplier is unable to remedy, Company may, in addition to all its other rights at law or equity, exercise one or more of the following: (1) return rejected PRODUCT for full credit at the price charged, or (2) accept a conforming part of any shipment; or (3) have rejected PRODUCT replaced by Supplier at the purchase price stipulated in this Agreement.

5. QUALITY AND ISO 9000

5.1 QUALITY

Commitment to quality is a primary requirement of this Agreement. Supplier agrees to ensure continued quality improvement in the PRODUCT covered under in this Agreement. Supplier will use best efforts to demonstrate commitment to a quality


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

                                                        Agreement No. HO11990150
                                                                         Page 19

improvement process by implementing and documenting a quality system that meets the requirements under ISO 9001 and 9002 no later than eighteen (18) months from the Agreement effective date. Upon Company's written request, Supplier agrees to allow Company or Company's agent to conduct on-site reviews at the Supplier's hardware manufacturing and software development facility(s) to verify compliance with requirements outlined in Appendix 3. Supplier also agrees to develop corrective action plans for any quality system deficiencies that may be detected during these periodic on-site reviews, and submit these to Company within thirty(30) days after the review. Further, Supplier agrees to use its commercially reasonable best efforts to implement these corrective action plans within six (6) months after the review.

5.2 PRODUCT TESTING

In addition to any other tests to be requested by Company or as set forth in this Agreement, the Supplier is responsible for the performance of standard factory production tests which, in the absence of any other testing requested by Company as set forth elsewhere in this Agreement, shall be deemed to be the final tests under this Agreement. Such tests shall be performed in accordance with the Supplier's normal testing and quality control procedures for PRODUCT of the type purchased hereunder in order to insure that the PRODUCT provided hereunder meets all applicable specifications. At the option of Company, the Supplier shall furnish a copy of its test plans and quality control procedures to Company prior to initiating any such testing and Company, at its expense, may witness any of the testing by giving prior notice to the Supplier. The Supplier also agrees to maintain detailed records of all such tests and to provide Company, if requested, with written results of these tests.

In the event that the PRODUCT fails to meet the applicable specifications and test requirements, the Supplier shall make the necessary adjustments or repairs and repeat the applicable tests. If, in the opinion of Company, the failure rates experienced during these tests become unsatisfactory, all shipments of like PRODUCT to Company shall be suspended unless otherwise authorized by Company.

If the Supplier is unable or unwilling to correct, at the Supplier's expense, any mutually agreed to deficiencies found during testing provided hereunder within ninety (90) calendar days of such discovery or such longer period as may be mutually agreed upon, Company, at its option, shall be relieved of all responsibilities under this Agreement except for payment, as specified in this Agreement, for any PRODUCT that has been received by Company and has satisfactorily passed all applicable tests. Prior to any action as stated above, written notice shall be given to Supplier. Upon receipt of such notice, the Executive Team shall have ten (10) working days to meet before any action is taken by Company. In the event the Executive Team fails to take action to the


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

                                                        Agreement No. HO11990150
                                                                         Page 20

satisfaction of both parties within the ten (10) day period, either party may move to mediation as defined in Section 8.26 MEDIATION of this Agreement.

5.3 ENGINEERING CHANGES

Any change that Supplier proposes to the PRODUCT furnished hereunder and the documentation related thereto that would impact upon (a) reliability, (b) the PRODUCT specifications, or (c) form, fit, or function requires the approval of Company, as outlined in the Engineering Change Control Procedures, Appendix 5. Notwithstanding the requirements of Appendix 5, any rejection by Company of a Supplier proposed change to PRODUCT, shall be reviewed by the joint Executive Team within ten (10) working days for concurrence. In the event the Executive Team fails to take action to the satisfaction of both parties within the ten
(10) day period, either party may move to mediation as set forth in Section 8.26 MEDIATION of this Agreement. The Supplier shall forward such proposed change to Company at the address in the NOTICES Section, at least thirty (30) calendar days prior to the proposed effective date except for those cases where an extremely unsatisfactory condition requires immediate action, in which case Supplier shall promptly advise Company. Supplier shall at the time of notification, provide Company with (a) a product change number, (b) a description of such change, (c) the reason for such change, (d) a classification of such change in accordance with the change classifications below, (e) a description of the impact of such change upon (1) reliability, (2) the equipment's specifications, and (3) form, fit, or function; (f) proposed price impact, if any, for B, and (g) proposed effective date for such change and recommended implementation schedule therefore.

Any change in PRODUCT shall be classified into one of the following two classes:

"A" Changes which are needed to correct inoperative electrical or mechanical conditions, or extremely unsatisfactory operating maintenance conditions, or conditions which result in safety hazards, and which are judged severe enough to have to be made to all PRODUCT in process, stock, or installed. (Any conditional application criteria to be specified in the change notification document.)

"B" Changes which are sufficiently important to justify their application to PRODUCT being manufactured (as soon as reasonably possible), and which are recommended for application to existing installations in the field. Examples of this class of change may include, but are not limited to:

      (a) Providing new features that directly affect subscriber service.

      (b) Providing design improvements which result in better service capabilities, longer life or improved transmission margins.


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

                                                        Agreement No. HO11990150
                                                                         Page 21

      (c) Providing changes in design which result in important cost savings to Supplier or Company.

      (d) Conditions of a mandatory nature, for example, the fulfillment of federal registration or future compatibility requirements, or for conditions of sufficient importance to be intended for universal application (change to be shown as "recommended").

The Supplier shall propose the classification of all changes. The final classification of any product change proposed by Supplier will be by mutual agreement between Supplier and Company. In the event Supplier and Company fail to reach mutual agreement, either party may move to mediation as set forth in
Section 8.26 MEDIATION.

For Class A changes, Supplier shall, pursuant to the provisions of this Agreement governing repair or replacement of PRODUCT under warranty, replace or modify, at no charge, all affected PRODUCT furnished hereunder and documentation related thereto. Supplier shall supply relevant documentation to Company for all Class A changes. Supplier shall propose a schedule for the application of these changes at all equipment locations which shall not exceed one (1) year from date of the change notice. This schedule shall be mutually agreed upon by Company and the Supplier.

For Class B changes, Supplier shall first notify Company of the exact nature of the change. Details on the proposed implementation procedure for PRODUCT which is being or will be manufactured shall be discussed with Company. Company shall, at its option, determine if PRODUCT previously shipped will be replaced or modified. Should such replacements or modifications be deemed necessary, Supplier shall, pursuant to the provision of this Agreement governing repair of PRODUCT not covered under warranty, make arrangements for the necessary PRODUCT replacement or modification at prices and schedules to be mutually agreed upon by Company and the Supplier prior to implementation. Documentation related thereto shall be provided by Supplier as specified for Class A above.

Company shall provide Supplier sixty (60) calendar days to one hundred eighty
(180) calendar days prior written notice of all Engineering Changes that Company may request for incorporation into the PRODUCT. For a service affecting defect, a corrective action plan shall be implemented by Supplier within twenty-four
(24) hours of being notified of such defect. Supplier shall have thirty (30) calendar days to reply to the feasibility of the requested Engineering Changes, if not feasible, Supplier will inform Company of reason(s), if feasible, Supplier shall provide a quote of not less than thirty (30) calendar days duration, on cost to be incurred by Company should Company request Supplier to implement change(s).


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

                                                        Agreement No. HO11990150
                                                                         Page 22

To assist Company in determining the amount of the equitable adjustment, the Supplier agrees to make available to Company pricing data required by Company to accomplish the end. If the cost of supplies or materials made obsolete or excess as a result of such change is included in the Supplier's claim for adjustment, Company shall have the right to prescribe the manner of disposition of such supplies or materials. Any claim for adjustment under this Section must be asserted within thirty (30) calendar days from the date the change is ordered. However, if Company determines that the facts justify such action, it may receive, consider and adjust any such claim asserted at any time prior to the date of final payment. Nothing contained in this Section shall excuse the Supplier from proceeding with the work so changed.

5.4 CHANGE-INDUCED PROBLEMS.

If, after any engineering or any other change by Supplier, Company determines and notifies Supplier that PRODUCT or parts do not operate in accordance with the specifications or fail to meet any agreed upon acceptance test procedure, Supplier will evaluate any defective PRODUCT or Part after their receipt and will notify Company of the result of its evaluation and, if needed, its corrective action plan, within ten (10) calendar days.

5.5 FIELD RETROFIT ORDERS (FRO).

FROs are modifications to installed PRODUCT required to: meet safety requirements, assure proper operation, and/or assure that the PRODUCT meets its specifications. Supplier will, at its expense, provide Company with any parts and instructions necessary to implement any FRO issued by Supplier during the term of this Agreement, and thereafter as long as parts are made available under this Agreement. Supplier will reimburse Company for Company's labor for each FRO installed by Company, at a rate mutually agreed to in advance of action taken by Company and Supplier.

5.6 EPIDEMIC FAILURES.

Supplier warrants that PRODUCT and parts will comply with the failure rate and/or reliability requirements set forth in the specifications. Claims for non-compliance will be established from Company's service records for the PRODUCT and by showing that the average failure rate of the monitored PRODUCT is not in conformance with the specifications. In the event of non-compliance, Supplier will (a) correct the cause on all PRODUCT and parts to be shipped thereafter and (b) repair or replace all PRODUCT and parts within the Warranty period or, alternately, at Supplier's option, will pay Company its costs of remedying the non-compliance, Company and Supplier shall mutually agree on such costs, including methodology for repair or replacement, prior to Company incurring any expense for which it expects reimbursement.


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

                                                        Agreement No. HO11990150
                                                                         Page 23

6. WARRANTY AND REPAIRS

6.1 WARRANTY

Supplier warrants to Company and customers, as defined in this Section, that PRODUCT furnished will be new, merchantable, free from defects in design (except to the extent designed by Company), material and workmanship and will conform to and perform in accordance with the specifications, drawings and samples set forth in this Agreement for a period of * * In addition, if PRODUCT furnished contains one or more manufacturer's warranties, Supplier hereby assigns such warranties to Company and customers. Supplier warrants that at the time of delivery to Company such PRODUCT shall be free of any security interest or any other lien or any other encumbrance whatsoever. All warranties shall survive inspection acceptance and payment. Failed safety devices caused by natural acts are not covered under warranty.

Defective or non-conforming PRODUCT will, at Supplier's option either be returned to Supplier for repair or replacement, or be repaired or replaced by Supplier on customer's site at no cost to Company. Cost of shipping with risk of in-transit loss and damage will be borne by the shipping party, either the Company or Supplier. Unless otherwise agreed upon by Supplier and Company, Supplier shall complete repairs and ship the repaired PRODUCT within twenty (20) days of receipt of defective or non-conforming PRODUCT, or at Supplier's option, ship replacement PRODUCT within twenty(20) days after written notification is given Supplier by Company. Supplier shall bear the risk of in-transit loss and damage and shall prepay and bear the cost of freight for shipments to Company of repaired or replaced PRODUCT. If PRODUCT returned to Supplier on customer's site for repair as provided for in this Section is determined to be beyond repair, Supplier shall promptly so notify Company and, unless otherwise agreed to in writing by Supplier and Company, ship replacement PRODUCT without charge within twenty (20) days of such notification. If returned PRODUCT is determined to be beyond repair due to improper handling, installation or maintenance, the Company will be notified and given the option to either scrap the unit in place or purchase a replacement unit.

Replacement of PRODUCT shall be warranted as set forth in this WARRANTY Section. Any PRODUCT which is repaired, modified, or otherwise serviced by Supplier shall be warranted as provided in this WARRANTY Section for the remainder of the warranty period or ninety (90) days after the PRODUCT is returned to customer, whichever is later (based upon the date repair, modification or other service is completed and accepted by Company).


**CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


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

                                                        Agreement No. HO11990150
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Supplier will notify Company as soon as possible after it becomes aware of any actual or potential defects in the goods (including equipment and software) and its ability to provide any of the services, that may adversely affect:

        1. the operation or use of the goods by Company's customers

        2. the Supplier's ability to maintain/support the goods

In addition, should PRODUCT which is subject to Part 15 of the FCC Rules, during use generate harmful interference to radio communications, Supplier shall provide to Company information relating to methods of suppressing such interference and pay the cost of suppressing such interference or, at the option of Company, accept the return of the PRODUCT and refund to Company the price paid for the PRODUCT less a reasonable amount for depreciation, if applicable.

To the extent that PRODUCT furnished under this Agreement is also subject to FCC Rules governing the use of the PRODUCT as a component in a system. Company shall be responsible for compliance with the applicable FCC Rules governing the system. Supplier shall fully cooperate with Company, by providing technical support and information, and, upon written request from Company, shall modify PRODUCT to enable Company to ensure ongoing compliance with the FCC Rules. Company agrees to pay any increase in Supplier's costs and/or expenses resulting from Company's request to modify PRODUCT to enable Company to comply with the FCC Rules.

6.2 REPAIRS NOT COVERED UNDER WARRANTY

In addition to repairs provided for in the WARRANTY Section, Supplier agrees to provide repair service on all PRODUCT ordered under this Agreement during the term of this Agreement and until five (5) years after the expiration of this Agreement. PRODUCT to be repaired under this Section will be returned to a location designated by Supplier, and unless otherwise agreed upon by Supplier and Company, Supplier shall ship the repaired PRODUCT which meets the specifications set forth in Section 3.3 SPECIFICATIONS OR DRAWINGS within thirty
(30) days of receipt of the defective or non-conforming PRODUCT. With the concurrence and scheduling of Company, repair may be made by Supplier on site.

If PRODUCT is returned to Supplier for repair as provided for in this Section and is determined to be beyond repair, Supplier shall so notify Company. If requested by Company, Supplier will sell to Company a replacement at the price set forth in Supplier's then current agreement with Company for said PRODUCT or, if no such agreement exists, at a price agreed upon by Supplier and Company. If the parties fail to agree on a price, the price shall be a reasonably competitive price for such PRODUCT at the time for delivery. Further, if requested by Company, Supplier shall


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

                                                        Agreement No. HO11990150
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take the necessary steps to dispose of the irreparable PRODUCT and pay to
Company the salvage value, if any, less all reasonable costs to the Supplier for the disposal.

Replacement and repaired PRODUCT shall be warranted as set forth in the WARRANTY Section.

All transportation costs of an in transit risk of loss and damage to PRODUCT returned to Supplier for repair under this Section will be borne by Company and all transportation costs of and in transit risk of loss and damage to such repaired or replacement PRODUCT returned to Company will be borne by Supplier.

Price schedules for repairs under this Section are listed in Appendix 1.

6.3 REPAIR PROCEDURES

Company shall call the Supplier for an Return Material Authorization (RMA) number prior to the return of any PRODUCT. Company shall furnish the following information with PRODUCT returned to Supplier for repair: (a) Company's name and complete address; (b) name(s) and telephone number(s) of Company's employee(s) to contact in case of questions about the PRODUCT to be repaired; (c) ship-to address for return of repaired PRODUCT if different than (a); (d) a complete list of PRODUCT returned including serial numbers; (e) the nature of the defect or failure if known; and (f) whether or not returned PRODUCT is in warranty. Supplier shall, within ten (10) days of the execution of this Agreement, provide a written notice to Company specifying (i) the name(s) and telephone number(s) of the individual(s) to be contacted concerning any questions that may arise concerning repair, and (ii) if required, any special packing instructions for PRODUCT which might be necessary to provide adequate in-transit protection from transportation damage. In returning any PRODUCT to Supplier, Company and customer shall use functionally equivalent packaging to the original packaging provided by the Supplier.

PRODUCT repaired by Supplier shall have the repair completion date identified in a permanent manner at a readily visible location on the PRODUCT and the repaired PRODUCT shall be returned with a tag or other papers describing the repairs which have been made.

All invoices originated by Supplier for repair services must be clearly identified as such, and must contain or have attached: (1) a reference to Company's purchase order for these repair services, (2) a detailed description of repairs made by Supplier and the need therefore, and (3) an itemized listing of parts and labor charges, if any. Replaced parts will, upon request in advance of the repair, be available for inspection by or returned to Company within 10 days of the repair. Further, the provisions of the INVOICING and SHIPPING Sections, other than provisions relating to transportation


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

                                                        Agreement No. HO11990150
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charges with respect to PRODUCT repaired under warranty, shall apply to
Supplier's return to Company of repaired PRODUCT.

The Parties agree that No Trouble Found (NTF) conditions test and evaluation time shall be the hourly rate for Repairs listed in Appendix 1 after the NTF occurrences exceed ten (10) percent of all returns for repair for each calendar three (3) month period. Supplier shall inform Company within forty eight (48) hours of the findings of each NTF condition so that appropriate investigate measures may be taken to determine the root cause.

6.4 WARRANTY TRACKING

Supplier agrees to provide the necessary information via electronic file to Company on a timely basis for input to Company's Warranty Eligibility System
(WES). See Appendix 4 for WES requirements.

6.5 YEAR 2000 FUNCTIONALITY

Supplier warrants that Software will record, store, process and present calendar dates falling on or after January 1, 2000, in the same manner and with the same functionality as it performed before January 1, 2000, and that such Software will be interoperable with other software used by Company in the course of processing data, in the same manner that the Software interoperated with such other software before January 1, 2000, provided that such other software functions in accordance with its specifications and stores, processes and presents calendar dates falling on or after January 1, 2000 in the same manner and with the same functionality as it performed before January 1, 2000. This functionality will be part of the license of software and will be provided at no additional charge.

7. INTELLECTUAL PROPERTY

7.1 INTELLECTUAL PROPERTY RIGHTS

The Parties acknowledge that, except as expressly set forth in this Agreement, this Agreement shall not be deemed to have granted: (i) Supplier any rights in or to Company's intellectual property, nor (ii) Company any rights in or to Supplier's intellectual property.

Supplier grants Company an irrevocable, unrestricted, nonexclusive, worldwide royalty-free license to use Supplier's intellectual property as required to make Company's equipment work with PRODUCT.


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

                                                        Agreement No. HO11990150
                                                                         Page 27

7.2 SOFTWARE LICENSE GRANT

Except as stated otherwise in this Agreement, Company shall have a worldwide, non-exclusive, royalty-free, perpetual, transferable license to use, reproduce and sublicense software furnished to Company by Supplier under this Agreement. Company will not reverse compile or disassemble the software, nor will Company reproduce the software for the purpose of furnishing it to others.

7.3 SUPPLIER'S AND COMPANY'S INFORMATION

Confidentiality of information shall be governed by the Nondisclosure Agreement between Company and Supplier dated May 1, 1998, as amended and contained in Appendix 5 of this Agreement and incorporated herein by reference.

8. OTHER TERMS AND CONDITIONS

8.1 NOTICES

Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Supplier or Company shall be in writing and shall be given or made by telegram, tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective parties as follows:

To Company:                Lucent Technologies Inc.

                           67 Whippany Road (Room 2D-210A)

                           Whippany, NJ  07981

                           Attn:  Mr. John F. Kist

                           Fax:  973-386-8454



                           Lucent Technologies Inc.

                           283 King George Road, Building C

                           Warren, NJ  07059

                           Attn:  Corporate Counsel Switching and Access Systems

                           Fax:  908 559 2176


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 28

Fax Copies to:             Lucent Technologies Inc.

                           67 Whippany Road, Room 1B-309

                           Whippany, NJ 07981-0903

                           Attn: Mr. Robert A. Barry

                           Fax:  973-386-5072



To Supplier:               VINA Technologies, Inc,

                           42709 Lawrence Place

                           Fremont, CA 94538

                           Attn:  Mr. Gaymond Schultz

The above addressed may be changed at any time by giving prior written notice as above provided.

8.2 DEFAULT

In the event either the Company or the Supplier shall be in breach or default of any of the terms, conditions or covenants of this Agreement or of any purchase order, and if such breach or default shall continue for a period of ten (10) days after the giving of written notice to either the Company or the Supplier thereof by Company or Supplier, then, in addition to all other rights and remedies which Company or Supplier may have at law or equity or otherwise, Company or Supplier shall have the right to cancel this Agreement, any SPAs issued hereunder, and/or any purchase orders placed by Company without any charge to or obligation or liability of Company or Supplier.

8.3 SURVIVAL OF OBLIGATIONS

The obligations of the parties under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, including, by way of illustration only and not limitation, those in Section 2.9 CONTINUING AVAILABILITY AND ENHANCEMENT, Section 3.6, TECHNICAL SUPPORT, Section 6.1, WARRANTY, Section 6.2, REPAIRS NOT COVERED UNDER WARRANTY, Section 8.5, IDENTIFICATION, Section 8.4, INFRINGEMENT, Section 8.12, RELEASES VOID, Section 8.6, COMPLIANCE WITH LAWS, Section 8.17, INSURANCE, Section 8.18, INDEMNITY, and
Section 7.3 SUPPLIER'S AND COMPANY'S INFORMATION, all survive termination, cancellation or expiration of this Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION

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

                                                        Agreement No. HO11990150
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8.4 INFRINGEMENT

Supplier shall indemnify and save harmless Company, its affiliates and their customers, officers, directors, and employees (all referred to in this Section as "Company") from and against any losses, damages, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from any and all claims (1) of infringement of any patent, copyright, trademark or trade secret right, or other intellectual property right, private right, or any other proprietary or personal interest, and (2) related by circumstances to the existence of this Agreement or performance under or in contemplation of it (an Infringement Claim). If the Infringement Claim arises solely from Supplier's adherence to Company's written instructions regarding services or tangible or intangible goods provided by Supplier (Items) and if the Items are not (1) commercial items available on the open market or the same as such items, or (2) items of Supplier's designated origin, design or selection, Company shall indemnify Supplier. Company or Supplier (at Company's request) shall defend or settle, at its own expense any demand, action or suit on any Infringement Claim for which it is indemnitor under the preceding provisions and each shall timely notify the other of any assertion against it of any Infringement Claim and shall cooperate in good faith with the other to facilitate the defense of any such Claim.

8.5 IDENTIFICATION

Supplier shall not, without Company's prior written consent, engage in publicity related to this Agreement, or make public use of any Identification in any circumstances related to this Agreement. "Identification" means any semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other designation or drawing of Lucent Technologies, AT&T Corp., or their affiliates. Supplier shall remove or obliterate any Identification prior to any use or disposition of any PRODUCT rejected or not purchased by Company.

8.6 COMPLIANCE WITH LAWS

Supplier and all persons furnished by Supplier shall comply at their own expense with all applicable laws, ordinances, regulations and codes, (including any pertaining to the environment, safety or health) including the identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections in performance under this Agreement.

8.7 FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, strike, civil, governmental or military authority, act of God, or other similar causes


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

                                                        Agreement No. HO11990150
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beyond its control and without the fault or negligence of the delayed or non-performing party or its subcontractors ("force majeure conditions"). Supplier's liability for loss or damage to Company's PRODUCT in Supplier's possession or control shall not be modified by this Section. When a party's delay or nonperformance continues for a period of at least fifteen (15) days, the other party may terminate, at no charge, this Agreement, any applicable SPA or an order under the Agreement.

8.8 ASSIGNMENT

Supplier shall not assign any right or interest under this Agreement (excepting solely for moneys due or to become due) without the prior written consent of Company. Supplier shall be responsible to Company for all Work performed by Supplier's subcontractor(s) at any tier.

8.9 TAXES

Company shall reimburse Supplier only for the following tax payments with respect to transactions under this Agreement unless Company advises Supplier that an exemption applies: state and local sales and use taxes, as applicable. Taxes payable by Company shall be billed as separate items on Supplier's invoices and shall not be included in Supplier's prices. Company shall have the right to have Supplier contest any such taxes that Company deems improperly levied at Company's expense and subject to Company's direction and control.

8.10 GOVERNMENT CONTRACT PROVISIONS

Orders placed under this Agreement containing a notation that the PRODUCT is intended for use under Government contracts shall be subject to the then current Government Provisions printed thereon or in attachments thereto. Supplier reserves the right to revise prices for sales of PRODUCT for Government contracts if additional costs would be incurred, related thereto.

8.11 RIGHT OF ENTRY

Each party shall have the right, upon providing twenty-four (24) hours prior notice, to enter the premises of the other party during normal business hours with respect to the performance of this Agreement including an inspection or a Quality Review, subject to all plant rules and regulations, clearances, security regulations and procedures as applicable. Each party shall provide safe and proper facilities for such purpose.


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

                                                        Agreement No. HO11990150
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8.12 RELEASES VOID

Neither party shall require (i) waivers or releases of any personal rights or
(ii) execution of documents which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

8.13 SERVICES

It is understood that visits by Supplier's representatives or its suppliers' representatives for inspection, adjustment or other similar purposes in connection with PRODUCT purchased under this Agreement shall for all purposes be deemed "Work under this Agreement" and shall be at no charge to Company unless otherwise agreed in writing between the parties.

8.14 IMPLEADER

Supplier shall not implead or bring an action against Company based on any claim by any person for personal injury or death to an employee of Company for which Company has previously paid or is obligated to pay worker's compensation benefits to such employee or claimant and for which such employee or claimant could not otherwise bring legal action against Company.

8.15 TOXIC SUBSTANCES AND PRODUCT HAZARDS

Supplier hereby warrants to Company that, except as expressly stated elsewhere in this Agreement, all PRODUCT furnished by Supplier as described in this Agreement is safe for its foreseeable use, is not defined as a hazardous or toxic substance or material under applicable federal, state or local law, ordinance, rule, regulation or order (hereinafter collectively referred to as "law" or "laws"), and presents no abnormal hazards to persons or the environment.

8.16 CHLOROFLUOROCARBONS

Supplier hereby warrants that it is aware of international agreements and pending legislation in several nations, including the United States, which would limit or ban importation of any product containing, or produced using chlorofluorocarbons ("CFCs") and certain chlorinated solvents. Supplier hereby warrants that the PRODUCT will conform to all current and future requirements established pursuant to such agreements, legislation and impending regulations, and that the PRODUCT will be able to be imported and used lawfully under all such agreements, legislation and requirements. Supplier also warrants that it is currently reducing or, if Supplier is not


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

                                                        Agreement No. HO11990150
                                                                         Page 32

the manufacturer of the PRODUCT, is currently causing its manufacturing vendor to reduce and will, in an expeditious manner, eliminate, or, as applicable, have its manufacturing vendor eliminate the use of ODC's in the manufacture of the PRODUCT.

8.17 INSURANCE

Supplier shall maintain during the term of this Agreement: (1) Workers' Compensation insurance as prescribed by the law of the state or nation in which the Work is performed; (2) employer's liability insurance with limits of at least $500,000 for each occurrence; (3) left blank intentionally; (4) Commercial General Liability ("CGL") insurance, ISO 1988 or later occurrence form of insurance, including Blanket Contractual Liability and Broad Form Property Damage, with limits of at least $1,000,000 combined single limit for bodily injury and property damage per occurrence; and (5) if the furnishing to Company (by sale or otherwise) of material or construction services is involved, CGL insurance endorsed to include products liability and completed operations coverage in the amount of $5,000,000 per occurrence. All CGL and automobile liability insurance shall designate Lucent Technologies Inc., its affiliates, and its directors, officers and employees (all referred to as "Company") as additional insured. All such insurance must be primary and non-contributory and required to respond and pay prior to any other insurance or self-insurance available. Any other coverage available to Company shall apply on an excess basis. Supplier agrees that Supplier, Supplier's insurer(s) and anyone claiming by, through, under or in Supplier's behalf shall have no claim, right of action or right of subrogation against Company and its customers based on any loss or liability insured against under the foregoing insurance. Supplier shall furnish prior to the start of Work certificates or adequate proof of the foregoing insurance, including if specifically requested by Company, endorsements and policies. Company shall be notified in writing at least thirty (30) days prior to cancellation of or any change in the policy. Insurance companies providing coverage under this Agreement must be rated by A-M Best with at least an A-rating.

8.18 INDEMNITY

Supplier agrees to indemnify, defend and hold harmless Company, its affiliates, customers, employees, successors and assigns (all referred to as "Company") from and against any losses, expenses, damages, claims, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or caused or alleged to have been caused by the Work or services performed by, or PRODUCT provided by Supplier or persons furnished by Supplier;
(2) assertions under Workers' Compensation or similar acts made by persons furnished by Supplier; or (3) any failure


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                                                        Agreement No. HO11990150
                                                                         Page 33

of Supplier to perform its obligations under this Agreement; (4) violation of any law, ordinance, rule, regulation or order caused by Supplier's Work or services under this Agreement or by the PRODUCT provided by Supplier.

Supplier warrants that the PRODUCT furnished under this contract will meet all specifications, certifications and requirements listed for the PRODUCT.

8.19 CHOICE OF LAW

This Agreement and all transactions under it shall be governed by the laws of the State of New Jersey excluding its choice of laws rules and excluding the Convention for the International Sale of Goods. Supplier agrees to submit to the jurisdiction of any court wherein an action is commenced against Company based on a claim for which Supplier has agreed to indemnify Company under this Agreement.

8.20 SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Supplier and Company shall be construed and enforced accordingly.

8.21 SECTION HEADINGS

The headings of the Sections in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

8.22 WAIVER

The failure of either party at any time to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.

8.23 REGISTRATION AND RADIATION STANDARDS

When PRODUCT furnished under this Agreement is subject to Part 68, Part 15 or any other part of the Federal Communication Commission's Rules and Regulations, as may be amended from time to time (hereinafter "FCC Rules"), Supplier warrants that such PRODUCT complies with the registration , certification, type-acceptance and/or verification standards of the FCC Rules including, but not limited to, all labeling, customer instruction requirements, and the suppression of radiation to specified levels. Supplier shall also establish periodic on-going compliance re-testing and follow a


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

                                                        Agreement No. HO11990150
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Quality Control Program, submitted to Company, to assure that PRODUCT shipped complies with the applicable FCC Rules. Supplier agrees to indemnify and save Company harmless from any liability, claims or demands (including the costs, expenses and reasonable attorney's fees on account thereof) that may be made because of Supplier's noncompliance with the applicable FCC Rules. Supplier agrees to defend Company, at Company's request, against such liability, claim or demand.

8.24 OZONE DEPLETING SUBSTANCES

Supplier warrants and certifies that all products, including packaging and packaging components, provided to Company under this Agreement have been accurately labeled, in accordance with the requirements of 40 CFR Part 82 - entitled "Protection of Stratospheric Ozone, Subpart E - The Labeling of Products Using Ozone Depleting Substances." Supplier agrees to indemnify, defend and save harmless Company, its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that may be sustained by reason of Supplier's non-compliance with such applicable law or the terms of this warranty and certification.

8.25 HEAVY METALS AND/OR CFC IN PACKAGING

Supplier warrants to Company that no lead, cadmium, mercury or hexavalent chromium have been intentionally added to any packaging or packaging component (as defined under applicable laws) to be provided to Company under this Agreement and that packaging materials were not manufactured using and do not contain chlorofluorocarbons. Supplier further warrants to Company that the sum of the concentration levels of lead, cadmium, mercury and hexavalent chromium in the package or packaging component provided to Company under this Agreement does not exceed 100 parts per million. Upon request, Supplier shall provide to Company Certificates of Compliance certifying that the packaging and/or packaging components provided under this Agreement are in compliance with the requirements set forth above in this Section.

8.26 MEDIATION

If a dispute relates to this Agreement, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through mediation by submitting the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"). Each party shall bear its own expenses and an equal share of the expenses of the mediator and the fees of the AAA. All defenses based on passage of time shall be suspended pending the termination of the


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                                                        Agreement No. HO11990150
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mediation. Nothing in this Section shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation.

8.27 RECORDS

Supplier shall maintain complete and accurate records of all amounts billable to and payments made by Company hereunder, in accordance with generally accepted accounting practices. Supplier shall retain such records for a period of three
(3) years from the date of invoice for the final shipment of PRODUCTs covered by this Agreement. Supplier agrees to provide supporting documentation concerning any disputed amount or invoice to Company within thirty (30) days after Company provides written notice of the dispute to Supplier.

8.28 EMERGENCY SERVICE

In addition to the PRODUCT replacement provisions set forth in the "WARRANTY" and "REPAIRS NOT COVERED UNDER WARRANTY" Sections, Supplier agrees, in the event of an emergency out-of-service condition caused by PRODUCT furnished under this Agreement to ship replacement PRODUCT within twenty-four (24) hours of written notification by Company during the term of this Agreement. Written notification shall include ship to address and contact with phone number.

8.29 TERMINATION

Company may terminate this Agreement and any SPAs issued hereunder in whole or in part, for any reason or no reason by giving Supplier at least sixty (60) days prior written notice. Prices for any work remaining with Supplier under this Agreement terminated in part may be adjusted to fairly reflect Supplier's costs resulting from work withdrawn. Upon termination, Company shall pay Supplier all amounts due for services and PRODUCT provided by Supplier to Company under this Agreement up to and including the effective date of termination. This cost shall not exceed the cost of inventory for PRODUCT projected for the six month PRODUCT forecast at the time of termination shall be limited as detailed in SPAs issued hereunder. Such payment will constitute a full and complete discharge of Company's obligations under this Agreement.

Supplier may terminate this Agreement or SPAs issued hereunder if Company shall be in material default of any of the terms, conditions or covenants of this Agreement, after a reasonable cure period, or if a proceeding is commenced under provisions of the United States Bankruptcy Code against Company.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 36

8.30 PUBLICITY

Supplier and Company may not make press or other public announcements or releases relating to this Agreement without the prior written approval of the other Party. Such approval will not be unreasonably withheld.

8.31 TIMELY PERFORMANCE

If Supplier has knowledge that anything prevents or threatens to prevent the timely performance of the Work under this Agreement, Supplier shall immediately notify Company's Procurement Representative thereof and include all relevant information concerning the delay or potential delay.

8.32 CONFLICT OF INTEREST

Supplier represents and warrants that no officer, director, employee or agent of Company has been or will be employed, retained or paid a fee, or otherwise has received or will receive any personal compensation or consideration, by or from Supplier or any of Supplier's officers, directors, employees or agents in connection with the obtaining, arranging or negotiation of this Agreement or other documents or agreements entered into or executed in connection herewith.

8.33 ADDITIONAL WARRANTIES

(a) Supplier represents and warrants that, where applicable, all products provided hereunder will be packaged, labeled, handled and shipped in accordance with all applicable federal, state, county and local laws, rules, regulations, orders and other lawfully mandated requirements. This obligation shall include but not be limited to compliance with the following:

                (i) all product labeling and other requirements imposed by the New Jersey Worker and Community Right-to-Know Act, N. J. S. A. 34:5A-1, et seq., and all regulations adopted pursuant thereto;

                (ii) all product labeling and other requirements imposed by the Occupational Safety and Health Act of 1970 (OSHA), as amended, and all regulations adopted pursuant thereto, including the Hazard Communication Standard regulations; and

                (iii) all requirements of the Hazardous Material Transportation Act, the Toxic Substance Control Act, as amended, the Federal Insecticide, Fungicide and Rodenticide Act (FIFRA) and the New Jersey Pesticide Control Code (N. J. A. C. 7:30).


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 37

(b) All unit packages or other substances which must be disclosed under applicable law must bear a label indicating the following:

                (i) name of the product;

                (ii) chemical name and Chemical Abstracts Service (CAS) number of the five most predominant substances in a container, whether they are hazardous or non-hazardous;

                (iii) chemical name and CAS number for all hazardous substances constituting greater than 1% of the product (or greater than 0.1% for carcinogens, mutagens, and teratogens);

                (iv) appropriate hazard warnings; and

                (v) the name and address of the manufacturer, importer, or other responsible party.

(c) The label must be a sign, emblem or sticker of durable nature affixed to or stenciled onto a container. Labels must be in English, easy to read, not obscured, and prominently displayed on the unit package.

(d) In addition, Supplier agrees to furnish Company on or before the date of delivery of PRODUCT, and thereafter upon request of Company, a copy of the applicable Material Safety Data Sheet(s) (MSDS) for all PRODUCT provided hereunder, in accordance with the OSHA requirements cited above. In the event of any change in the composition of the PRODUCT during the course of the Agreement, Supplier shall provide Company an updated MSDS and Supplier must update the product label accordingly.

(e) Supplier agrees to defend, indemnify and hold harmless Company for any loss, damage, penalty, fine or liability (including any costs and attorney's fees) sustained because of Supplier's noncompliance with the provisions of this Section.

8.34 EXPORT CONTROL

Supplier will not use, distribute, transfer or transmit any Products, software or Technical Information (even if incorporated into other products) provided to Supplier by Lucent under this Agreement except in compliance with U.S. export laws and regulations (the "Export Laws"). Supplier will not, directly or indirectly, export or re-export the following items to any country which is in the then current list of prohibited countries specified in the applicable Export
Laws: (a) software or technical data disclosed or provided to Supplier by Lucent or Lucent's subsidiaries or affiliates; or (b) the direct product of such software or technical data. Supplier agrees to promptly inform Lucent in writing of any written authorization issued by the U.S. Department of


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 38

Commerce office of export licensing to export or re-export any such items referenced in (a) or (b). Supplier also will not, without the prior written consent of Lucent, export or re-export, directly or indirectly, any technical data or software furnished hereunder from the country in which Lucent first provided the technical data or software to Supplier hereunder, except to the United States. The obligations stated above in this clause will survive the expiration, cancellation, or termination of this Agreement or any other related agreement.

8.35 RELATIONSHIP OF THE PARTIES

The relationship of the Parties under this Agreement shall be and at all times remain one of independent contractors and not principal and agent, employer and employee, franchiser and cranchisee, partners or joint venturers. Neither Party shall have authority to assume or create obligations on behalf of the other Party. Each Party shall employ its own personnel and shall be solely responsible for their acts and be responsible for payment of all unemployment, Social Security and other payroll taxes, including contributions required by law.

8.36 ENTIRE AGREEMENT

This Agreement shall incorporate the typed or written provisions on Comapany's orders issued pursuant to this Agreement and shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the order(s) and shall not be modified or rescinded, except by a writing signed by Supplier and Company. Printed provisions on the reverse side of Company's orders (except as specified otherwise in this Agreement) and all provisions on Supplier's forms shall be deemed deleted. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written communications and understandings of the parties with respect to the subject matter of this Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                         Page 39

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representatives on the respective dates entered below



VINA Technologies, Inc.                     Lucent Technologies Inc.

By:                                         By:
   --------------------------------            ---------------------------------

Name (Print):                               Name (Print):
             ----------------------                      -----------------------

Title:                                      Title:
      -----------------------------               ------------------------------

Date:                                       Date:
     ------------------------------              -------------------------------


                      RESTRICTED - PROPRIETARY INFORMATION

   The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                     Page 1 of 6
                                                                      Appendix 1

                                   APPENDIX 1
                                     QUALITY

QUALITY

(A) Supplier commits to ensure that all manufacturing, and design operations, including any key sub-contractor, or contract manufacturing suppliers, which contribute to the design, development, production, delivery and service of material are ISO 9000 registered by an accredited Registrar pursuant to Section 5.1 QUALITY.

(B) Supplier commits to having a continuous improvement program in place which will allow it to attain and maintain "acceptable" ratings (or equivalent) on all quality system elements per Supplier Capability Assessment (SCA), or other type of Company assessment, as periodically performed by Company. An "acceptable" element is defined as one where the quality system meets the "general intent" of the quality system element and is fully implemented to maintain the quality system and product quality. No significant deficiencies encountered that would jeopardize the quality system, and product quality and/or reliability.

(C) Supplier commits to establish quality control (qc) verification points throughout the manufacturing process. These verification points should be located in-process as well as after PRODUCT has completed all manufacturing operations. The scope of these qc verification points shall be to validate, through visual and mechanical inspections and tests, and with the use of statistically valid sampling plans, that PRODUCT conforms to Supplier's manufacturing, product and process specifications, standards of acceptable workmanship, as well as other specification's which may be provided by Company. Company reserves the right to review these qc points and make suggestions for improvement. Supplier commits to address these suggestions through the implementation of appropriate corrective actions.

(D) Supplier commits to establish an end of the line Quality Assurance product audit. The focus of this audit shall be to replicate user application of PRODUCT as specified by Company's customer. Test and examination of PRODUCT under the quality audit shall be at a system level, and shall include but is not limited to:

               a) A system for continuous monitoring of all primary and
                  ancillary product functions and fault detection of the PRODUCT while under this test.

                                                        Agreement No. HO11990150
                                                                     Page 2 of 6
                                                                      Appendix 1

        Supplier shall continuously review customer return data to ensure that the scope of the product quality assurance audit function includes the requirement(s)/condition(s) under which the return failed.

        Supplier shall perform a detailed failure mode analysis of all PRODUCT found defective through the quality assurance audit in line with the requirements and process outlined in paragraph F.

        Supplier agrees to provide to Company on a monthly basis, results of the quality assurance product audit in a format specified by Company.

(E) Supplier commits to establishing a program of tracking return rates. The following is the suggested method for tracking, calculating, and tracking customer returns. Company and supplier may mutually agree to modify this method as appropriate. PRODUCT which has been in operation for any period of time up to, and including one full year shall be considered part of this tracking program. For the purpose of this section, the term "product" shall be used to define the LOWEST REPLACEABLE UNIT (lru) of PRODUCT supplied to Company.

        For the purpose of calculating the return rate, the following definitions apply:

        RTM(x) = The quantity of lru's which were manufactured in the Target Month;(x) that have been returned during the period beginning the 4th month after the Target Month and ending the 15th month from the Target Month.

        PTM(x) = The total number of lru's in the Target Month;(x).

        All returns will be included in the calculation of the return rate including, but not limited to, failures, no trouble founds, and recalls. Failed safety devices are excluded.

        A Target Quarter Return Rate (TQRR) is to be calculated using the following equation:

        TQRR = 10,000 x [[RTM(1)+RTM(2)+RTM(3)]/[PTM(1)+PTM(2)+PTM(3)]]

               Where:

               "(1)" refers to the first month of the Target Quarter

               "(2)" refers to the second month of the Target Quarter

               "(3)" refers to the third month of the Target Quarter

        This calculation shall be made on a quarterly basis for the product manufactured under this contract.

                                                        Agreement No. HO11990150
                                                                     Page 3 of 6
                                                                      Appendix 1

        The Supplier agrees to update and report TQRR's on a quarterly basis to Company, and to comply with the Annual Return Rate (ARR) requirement in accordance with the following schedule:


             MANUFACTURE YEAR        ARR REQUIREMENT     ANNUAL MEASUREMENT DUE
            Jan 1999- Dec 1999        360 in 10,000            April, 2001
            Jan 2000 Dec 2000         240 in 10,000            April, 2002


        The ARR is 10,000 times the summation of the number of returns received for the Target Months of the Manufacture Year divided by the summation of the manufacturing populations for the Target Months of the Manufacture Year. Supplier commits to provide to company on a monthly basis, the cumulative year to date results of the ARR until the annual measurement requirement is due.

(F) Supplier commits to establishing a system for tracking and analysis all PRODUCT returned by Company to it, as well as any PRODUCT failures which occur through the company's end of the line quality assurance audit. For all PRODUCT in the above two categories, supplier shall perform a failure mode analysis, which at a minimum will be down to the component level. Component level failure modes will be recorded, and failed components found defective will be accumulated for the purpose of determining repetitive occurrences.

        PRODUCT shall be considered defective if it fails to meet the warranty specifications under this Agreement (including performance and appearance Specifications) or if during customer testing, installation, or use, the PRODUCT fails to operate as expected or specified.

        If the analysis of a Company return is found to be within the specifications of this agreement (i.e., a no trouble found condition), then Supplier shall track these no trouble found conditions and notify Company of said findings at a minimum of a monthly interval, so that appropriate investigative measures may be taken to determine the root cause.

                                                        Agreement No. HO11990150
                                                                     Page 4 of 6
                                                                      Appendix 1

(G) If a Target Quarter Return Rate (TQRR) is found to exceed the applicable ARR requirements specified in paragraph E, or repetitive occurrences are observed with regard to component level failures then the supplier shall provide a written Corrective Action Report to the Company, explaining in detail the nature of the problem detected, and the step(s) Supplier proposes to correct the problem. As part of the plan to correct the problem, it is agreed that the Supplier shall:

            a)  Incorporate the remedy in affected PRODUCT.

            b) Ship all subsequent PRODUCT incorporating the required
               modification correcting the problem at no additional charge to Company; and

            c) Repair and/or replace previously shipped PRODUCT that may contain the same problem trend. In the event that Company incurs costs due to such repair and/or replacement, including but not limited to labor and shipping costs, Supplier shall reimburse Company for such costs. Supplier shall bear shipping costs and risk of in transit loss and damage for such repaired and/or replaced PRODUCT when shipped from supplier to Company or customer.

        Supplier and Company shall mutually agree in writing as to the implementation schedule of the corrective action plan. Supplier agrees to use its best efforts to implement the plan in accordance with the agreed upon schedule. It is also agreed that the Company shall be entitled to postpone at no charge to Company, further deliveries of orders until such time as the remedy is implemented consistent with this Section.

(H) As part of a program of continuous improvement, Supplier agrees to establish annually, improvement goals for a series of key quality objectives. These goals should include, but are not limited to a) customer return rates as specified in Section E, b) Quality Assurance product quality audit defect rates, c) final system test yields. Supplier agrees to track these goals on a monthly basis, and to commit the resources necessary for the attainment of these goals.

                                                        Agreement No. HO11990150
                                                                     Page 5 of 6
                                                                      Appendix 1

(I) The following paragraph summarizes the requirements for providing data and information to Company as per paragraphs A through H.


REF. PAR. #   DATA REQUIRED             FREQUENCY                    COMPANY'S RECIPIENT
     A        Corrective Action         As dictated by  Assessment   Lead  Assessor
              Response to Assessment

     B        ISO Registration copies   When requested by Company    To be specified by
                                                                     Company

     C        Corrective Action         As dictated by the audit     To be specified by
              response to company's                                  Company
              audit of QC practices

     D        Quality Assurance         Monthly                      Company's quality
              Results                                                QA contact

     E        Monthly Return Rate data  Quarterly                    Company's quality
                                                                     QA contact

     E        Annual Return Rate        Monthly                      Company's quality
              Summary Results                                        QA contact

     F        "No trouble founds"       Monthly                      Company's quality
              summary data on                                        QA contact
              customer returns

     G        Corrective Action Report  As dictated by Supplier's    Company's quality
                                        data on repetitive           QA contact
                                        component level failure
                                        mode analysis (FMA) on
                                        customer returns

     G        Corrective Action Report  If return rates exceed       Company's quality
                                        pre-established thresholds   QA contact
                                        per paragraph E

     H        Quality Improvement       Annually                     Company's quality
              Goals                                                  QA contact


(J) In the event that the Supplier 1) exceeds the Annual Return Rate established in Section E by more than 50% during any period of three months or more, then

                                                        Agreement No. HO11990150
                                                                     Page 6 of 6
                                                                      Appendix 1

        Company may 1a) develop and implement such remedy for already purchased PRODUCT defined under the Corrective Action Plan, the cost of which will be borne by the Supplier; and/or 2a) cancel or postpone other orders and/or terminate this Agreement subject to the provisions of the TERMINATION Section. Supplier reserves the right, as a substitution for
        1a) to 2a) above, to instruct Company to return all PRODUCT that is affected by the problem for full refund, payable by Supplier to Company within thirty (30) days after receipt of returned PRODUCT (with risk of loss or in-transit damage to be borne by Supplier).

        In the event that Supplier fails to complete and issue Corrective Action Reports as required in Section G, Company may put Supplier on notice that continued non-compliance for more than 30 days could result in cancellation or postponement of orders and/or terminate this Agreement subject to the provisions of the TERMINATION Section.

                                                        Agreement No. HO11990150
                                                                     Page 1 of 1
                                                                      Appendix 2

                                   APPENDIX 2

                          PRODUCT PACKING REQUIREMENTS

                     SEE AMENDMENT 1 TO AGREEMENT HO11990150

                                                        Agreement No. HO11990150
                                                                     Page 1 of 5
                                                                      Appendix 3

                                   APPENDIX 3

                            NON-DISCLOSURE AGREEMENT

        THIS AGREEMENT, effective as of May 1, 1998 is by and between LUCENT TECHNOLOGIES INC., a Delaware corporation, with principal offices located at 600 Mountain Avenue, Murray Hill, New Jersey 07974, on behalf of itself and its affiliates ("Lucent"), and VINA Technologies, Inc., a California corporation, with offices located at 4279 Lawrence Place, Fremont, California 94538 ("Company") (hereinafter collectively the "Parties").

        WHEREAS, the Parties, for their mutual benefit, desire to disclose to one another certain specifications designs, plans, drawings, software, data, prototypes or other business and/or technical information related to Lucent's SLC(R)-2000 and AnyMedia(TM) access system hardware and related software, and Company's T1 Integrator(TM) access products (hereinafter "INFORMATION"), which INFORMATION is proprietary to the disclosing Party.



        NOW, THEREFORE, the Parties agree as follows:

        1. INFORMATION disclosed pursuant to this Agreement shall be used only for the purpose of evaluating the suitability of the above-mentioned access systems and associated technology, either separately or in concert, for providing a basis for a cooperative development program by the Parties, technology transfer between the Parties or other business relationship between the Parties.

        2. This Agreement applies to INFORMATION exchanged during the period beginning on the date of this Agreement ("Effective Date") and shall continue in effect for a period of three (3) years unless terminated earlier in writing by either Party. This period may be extended by mutual written agreement or ended earlier by either Party's giving thirty days' written notice to the other Party of its intention to end the period of disclosure.

                                                        Agreement No. HO11990150
                                                                     Page 2 of 5
                                                                      Appendix 3

        3. The receiving Party shall hold the INFORMATION in confidence, shall use the INFORMATION only for the purpose set forth in
               Section 1 above, shall reproduce the INFORMATION only to the extent necessary for the above purpose and shall not disclose the INFORMATION to any third party without prior written approval of the other Party. The receiving Party may, however, disclose the INFORMATION to its employees, consultants and contractors with a need to know; provided, that the receiving Party binds those employees, consultants and contractors to terms at least as restrictive as those stated herein, advises those employees, consultants and contractors of their confidentiality obligations, and indemnifies the disclosing Party for any breach of those obligations.

        4. INFORMATION shall be subject to the restrictions of paragraph 2, if it is in writing or other tangible form, only if clearly marked as proprietary when disclosed to the receiving Party or, if not in tangible form, its proprietary nature must first be announced; and it must be reduced to writing, with a copy of the writing being furnished to the receiving Party within thirty (30) days of the disclosure of intangible information.

        5. These restrictions on the use or disclosure of INFORMATION shall not apply to any INFORMATION:

                      a. which is independently developed by or for the receiving Party or its affiliated company; or

                      b. which is lawfully received free of restriction from another source; or

                      c. after it has become generally available to the public without breach of this Agreement by the receiving Party or its affiliated company; or

                      d. which at the time of disclosure to the receiving Party was known to that Party or its affiliated company free of restriction as evidenced by documentation in that Party's possession;

                      e. which the disclosing Party agrees in writing is free of such restrictions; or

                                                        Agreement No. HO11990150
                                                                     Page 3 of 5
                                                                      Appendix 3

                      f. which the receiving Party is required to disclose under applicable laws, rules and regulations, provided that the receiving Party shall first notify the disclosing Party of such required disclosure and afford the disclosing Party the opportunity to seek a protective order relating to such disclosure.

        6. Each Party shall protect the INFORMATION disclosed to it by the other Party with at least the same degree of care as it normally exercises to protect its own proprietary information of a similar nature.

        7. Information, other than proprietary INFORMATION identified and furnished as provided above, shall not be subject to any restriction by the disclosing Party as to the receiving Party's disclosure or use thereof.

        8. No license to a Party, under any trademark, patent, copyright, mask work protection right or any other intellectual property right, is either granted or implied by the conveying of INFORMATION to that Party. None of the INFORMATION which may be disclosed or exchanged by the Parties shall constitute any representation, warranty, assurance, guarantee or inducement by either Party to the other of any kind, and, in particular, with respect to the non-infringement of trademarks, patents, copyrights, mask work protection rights or any other intellectual property rights, or other rights of third persons or of either Party.

        9. Neither this Agreement nor the disclosure or receipt of INFORMATION shall constitute or imply any promise or intention to make any purchase of products or services by either Party or its affiliated companies or any commitment by either Party or its affiliated companies with respect to the present or future marketing of any product or service.

        10. All INFORMATION shall remain the property of the disclosing Party and shall be returned upon written request or upon the receiving Party's determination that it no longer has a need for the INFORMATION. The receiving Party may, however, retain one copy of all written materials returned to provide an archive record of the disclosure.

                                                        Agreement No. HO11990150
                                                                     Page 4 of 5
                                                                      Appendix 3

        11. Each Party understands that the other Party develops systems, software, components and/or other items ("Products") and may develop Products similar or related in functionality to its own Products. Each Party understands that inclusion or embodiment of ideas, concepts and techniques in INFORMATION furnished by one Party to the other Party hereunder shall not preclude the receiving Party's independent development of Products or generic requirements containing or embodying similar ideas, concepts and techniques.

        12. All INFORMATION in written form shall be furnished only to the following representatives, or successor representatives that have been designated in writing:

               LUCENT TECHNOLOGIES INC.

               Name:        Robert A. Barry

               Title:       Manager Access Systems

               Address:     67 Whippany Road
                            Post Office Box 903
                            Whippany, NJ  07981-0903

               Telephone:   973 386 5200


               VINA TECHNOLOGIES, INC.

               Name:        Gaymond Schultz

               Title:       Chief Financial Officer

               Address:     42709 Lawrence Place
                            Fremont, CA  94538

               Telephone    510 492 0800


        13. This Agreement shall be governed by the laws of the State of New Jersey.

                                                        Agreement No. HO11990150
                                                                     Page 5 of 5
                                                                      Appendix 3

        14. This Agreement constitutes the entire understanding between the Parties hereto regarding the INFORMATION and merges all prior discussions between them relating thereto. No amendment or modification of this Agreement shall be valid or binding on the Parties unless made in writing and signed on behalf of each of the

        15. Parties by their respective duly authorized officers or representatives.



        IN WITNESS WHEREOF, the parties have executed the Agreement on the respective dates entered below.



LUCENT TECHNOLOGIES INC.                    VINA TECHNOLOGIES, INC.



By: original signed by Janet G. Davidson       By: original signed by Josh Soske
    ------------------------------------          ------------------------------
                 (Signature)                               (Signature)

    Janet G. Davidson                             Josh Soske
    --------------------------------------        ------------------------------
                (Typed Name)                               (Typed Name)

    Access Product Management
    Vice President                                President
    --------------------------------------        ------------------------------
                  (Title)                                    (Title )

    original signed May 1, 1998                   original signed May 11, 1998
    --------------------------------------        ------------------------------
               (Date Signed)                              (Date Signed)

                                                        Agreement No. HO11990150
                                                                    Page 1 of 11
                                                                      Appendix 4


                                   APPENDIX 4

                        WARRANTY ELIGIBILITY SYSTEM (WES)

                                   TRANSACTION



The Warranty Eligibility System (WES) tracks a serialized product from manufacturing to the customer and provides up-to-date information about the product's warranty status. In order to accomplish this, WES receives data from entities whose functions affect an item's warrantability.

At the end of the manufacturing, shipping, or repair processes, information about an item will be sent to WES for inclusion on the Warranty Database. This file can be sent to WES using

1)  UNIX file transfer at,

        /USR/SPOOL/UUCPPUBLIC/RECEIVE/WES/ORIGSYSTEM/WESXXNNNN

        where origsystem is the UNIX machine originating the file XX is a location code entry in the location table and NNNN is the sequence number on the header record.

2) or by placing the formatted file on a floppy disk and mailing the disk directly to the WES group at:

        LUCENT TECHNOLOGIES

        WESTWOOD OF  LISLE

        ATTN.:  L. FITZGERALD

        2443 WARRENVILLE RD.

        LISLE,  IL  60532

Batch files received for processing by WES must be processed by a Header Record as attached. Following the Data Records must be a Trailer Record also attached. The Header and Trailer Records are interrogated by WES and messages are returned to the sending location indicating the status of each file transmitted to WES.

These files should be sent at least once a week, depending on volume, in order to keep the database current. That data needs to be formatted as shown on the following page.

                                                        Agreement No. HO11990150
                                                                    Page 2 of 11
                                                                      Appendix 4


                                  HEADER RECORD


  COLUMN              FIELD SIZE      FIELD CONTENT                COMMENTS
  ------              ----------      -------------                --------
    1-5                  (05)         Transaction Code             &&HDR

    6                    (01)                                      Blank

    7-14                 (08)         Source of Input              Job Name of Feeder

    15                   (01)                                      Blank

    16-19                (04)         Transmission Sequence        Zero Filled
                                      Number                       Right Justified

    20                   (01)                                      Blank

    21-26                (06)         Time                         HHMMSS

    27                   (01)                                      Blank

    28-33                (06)         Date                         MMDDYY

    34-123               (90)                                      Blank

    124-125              (02)         Originating Location         Location that Originates
                                                                   this Transasction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED


                                 TRAILER RECORD


  COLUMN               FIELD SIZE     FIELD CONTENT                COMMENTS
  ------               ----------     -------------                --------
    1-5                  (05)         Transaction Code             &&TLR

    6                    (01)                                      Blank

    7-12                 (06)         Record Count

    13-125               (113)                                     Blank


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

                                                        Agreement No. HO11990150
                                                                    Page 3 of 11
                                                                      Appendix 4


                             ADD TRANSACTION FORMAT


  COLUMN              FIELD SIZE      FIELD CONTENT                COMMENTS
  ------              ----------      -------------                --------
1)  1                    (01)         Transaction Code             A

2)  2-13                 (12)         Item Serial Number

3)  14-23                (10)         Order Number                 AT&T Order Number

    24-38                (15)                                      Blank

4)  39-44                (06)         Manufacture Ship Date        MMDDYY

5)  45-56                (12)                                      Blank

6)  57-61                (05)         Product Line                 Left Justified

7)  62-86                (25)         Product Identification
                                      Number

    87-123               (37)                                      Blank

8)  124-125              (02)         Originating Location         Location that Originated
                                                                   Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, etc.

2) The twleve (12) digit number assigned to each unique product manufactured. Includes a two or three digit manufacturing number (vendor code) as described in KS-23490.

        Example - 12 Digit Serial Number with a two (2) digit manufacturing id number 9T

               2 Characters  last two digits of the year

               2 Characters  manufacturing identification number (vendor code)

               2 Characters  month (01 to 12) or fiscal week (21 to 72)

               6 Characters  sequential serial number

               i.e. First Product Manufactured in March of 1997 = 979T03000001

                                                        Agreement No. HO11990150
                                                                    Page 4 of 11
                                                                      Appendix 4


        Example - 12 Digit Serial Number with a three (3) digit manufacturing id number of A0J

               2 Characters  last two digits of the year

               2 Characters  manufacturing identification number (vendor code)

               2 Characters  month (01 to 12) or fiscal week (21 to 72)

               1 Character   last digit of the manufacturing id number (vendor
                             code)

               5 Characters  sequential serial number

               ie. First Product Manufactured in March of 1997 = 97A003J00001.

3) The identifier of an order placed by a customer.

4) The date an item was shipped from manufacturing. The format is MMDDYY.

5) The item serial number of the equipment that the current item is embedded in.

6) A five character identifier used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) The product identification number assigned by the product manager which consists of the comcode. Left justified.

8) Location which originates the transaction.

                                                        Agreement No. HO11990150
                                                                    Page 5 of 11
                                                                      Appendix 4


                                    SES TRANSACTION FORMAT

  COLUMN              FIELD SIZE      FIELD CONTENT                COMMENTS
  ------              ----------      -------------                --------
1)  1                    (01)         Transaction Code             C

2)  2-13                 (12)         Item Serial Number

3)  14-23                (10)         Order Number                 SES Order Number

    24-38                (15)                                      Blnak

4)  39-44                (06)         Ship Date                    MMDDYY

    45                   (01)                                      Blank

5)  46-51                (06)         RMA Number (B-Spec)

6)  52-55                (04)         Item Number (Main Item)      Right Justified
                                                                   w/leading zeros

    56                   (01)                                      Blank

7)  57-61                (05)         Product Line                 Left Justified

8)  62-86                (25)         Product Identification
                                      Number

    87-123               (37)                                      Blank

9)  124-125              (02)         Originating Location         Location that Originated
                                                                   this Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. C = SES Ship, A = Add, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The identifier of an order placed by a customer.

4) The date an item was shipped. The format is MMDDYY.

5) The returned material authorization item number.

6) Item number on the returned material authorization.

                                                        Agreement No. HO11990150
                                                                    Page 6 of 11
                                                                      Appendix 4


7) A five character identifier used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

8) The product identification number assigned by the product manager which consists of the comcode. Left justified.

9) Location which originates the transaction.



                             RGM TRANSACTION FORMAT

  COLUMN              FIELD SIZE      FIELD CONTENT                COMMENTS
  ------              ----------      -------------                --------
1)   1                   (01)         Transaction Code             G

2)   2-13                (12)         Item Serial Number

3)   14-23               (10)         Order Number                 AT&T Order Number

     24-38               (15)                                      Blank

4)   39-44               (06)         Returned Date                MMDDYY

     45-123              (79)                                      Blank

5)   124-125             (02)         Originating Location         Location that Originated
                                                                   Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, G = RGM, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The identifier of an order placed by a customer.

4) The date an item was returned accompanied by a returned good memorandum or an SES exchange.

5) Location which originates the transaction.

                                                        Agreement No. HO11990150
                                                                    Page 7 of 11
                                                                      Appendix 4


                           MMC SHIP TRANSACTION FORMAT

  COLUMN              FIELD SIZE      FIELD CONTENT                COMMENTS
  ------              ----------      -------------                --------
1)   1                   (01)         Transaction Code             M

2)   2-13                (12)         Item Serial Number

3)   14-23               (10)         Order Number                 Number

     24-38               (15)                                      Blank

4)   39-44               (06)         MMC Ship Date                MMDDYY

     45-61               (17)                                      Blank

5)   62-86               (25)         Product Identification       Left Justified
                                      Number

6)   87-91               (05)         Product Line

     92-123              (32)                                      Blank

7)   124-125             (02)         Originating Location         Location that Originated
                                                                   Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, M = MMC Ship, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The identifier of an order placed by a customer.

4) The date an item was shipped from the MDC or Service center.

5) The product identification number assigned by product manager which consists of the comcode. Left justified.

6) Up to five character code used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) Location which originates the transaction.

                                                        Agreement No. HO11990150
                                                                    Page 8 of 11
                                                                      Appendix 4


                            REPAIR TRANSACTION FORMAT

  COLUMN              FIELD SIZE      FIELD CONTENT                COMMENTS
  ------              ----------      -------------                --------
1)   1                   (01)         Transaction Code             R

2)   2-13                (12)         Item Serial Number

3)   14-23               (10)         Repair Order Number

4)   24-38               (15)         Customer Repair Order
                                      Number

5)   39-44               (06)         Repair Date                  MMDDYY

     45-56               (12)         Cust. Order Number
                                      (overflow)

6)   57-61               (05)         Product Line                 Left Justified

7)   62-86               (25)         Product Identification
                                      Number

8)   87-101              (15)         Circuit Pack Code or
                                      Microcode

9)   102-113             (12)         Circuit Pack Series or
                                      Issue of Microcode

     114-116             (03)                                      Blank

10)  117                 (01)         Repair Code

11)  118-119             (02)         Manufacturing Location       *

12)  120-123             (04)         Manufacturing Date

13)  124-125             (02)         Originating Location


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

* Location of manufacture required for 00LL00SSSSSS Item Serial Numbers.

        LL is the location code for the site affixing the label

        SSSSSS is the next serial number to be assigned by the location.

This format is only valid when the item was not previously bar-coded.

                                                        Agreement No. HO11990150
                                                                    Page 9 of 11
                                                                      Appendix 4


1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) This is the order number the item was repair under, not the one it was initially order under.

4) The customer's identifier for their repair order.

5) Date the item was repaired.

6) A five character used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) The product identification number assigned by product manager which consists of the comcode. Left justified.

8) Apparatus code assigned for identification of product at cpcode level.

9) Production level of the cpcode.

10) The code that indicates what type of action was taken by repair organization to satisfy the customer's repair order. The possible values are:

                     A = not repairable

                     K = no trouble found

                     R = trouble found (repairable)

11) Two digit code indicating place of manufacture.

12) Date of manufacture. MMYY

13) Location which originates the transaction.

                                                        Agreement No. HO11990150
                                                                   Page 10 of 11
                                                                      Appendix 4


                          SUBSTITUTE TRANSACTION FORMAT

  COLUMN           FIELD SIZE      FIELD CONTENT                COMMENTS
  ------           ----------      -------------                --------
1)   1                   (01)         Transaction Code             S

2)   2-13                (12)         Replaced Item Serial No.

3)   14-23               (10)         Repair Order No.

4)   24-38               (15)         Customer Order No.

5)   39-44               (06)         Substitute Date              MMDDYY

6)   45-56               (12)         Replacing Item Serial No.

7)   57-61               (05)         Product Line                 Product Line
                                                                   Left Justified

8)   62-86               (25)         Product Identification

     87-98               (12)         Cust. Order No. (overflow)

     99-123              (25)                                      Blank

9)   124-125             (02)         Originating Location         Location that Originated
                                                                   Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, S = Substitute, etc.

2) Serial number of product returned by customer or installer. Format same as item serial number.

3) Required if item is to be added to database.

4) The customer's identifier for their repair order.

5) Data substitution was made.

6) Item serial number of product the repair organization returned to a customer, product withdrawn from an installation pool and added to an order, item sent in by customer on a spares exchange. Format same as item serial number.

7) A five character used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

8) Replacing serial number's product identification number assigned by product manager which consists of the comcode. Left justified.

                                                        Agreement No. HO11990150
                                                                   Page 11 of 11
                                                                      Appendix 4


9)  Location which originates the transaction.

                                                        Agreement No. HO11990150
                                                                     Page 1 of 2
                                                                      Appendix 5


                                   APPENDIX 5

                      ENGINEERING CHANGE CONTROL PROCEDURES

Supplier agrees to perform and administer all "Product Changes" in accordance with Bell Communications Research document GR 209 CORE, Issue 2, January 1996, titled "Generic Requirements for Product Change Notices", which is incorporated herein by reference.

Supplier may make changes to PRODUCT, modify drawings, or make changes to manufacturing specifications, provided the changes, modifications, or substitutions DO NOT have an impact on the performance, reliability, form, fit, or function of the PRODUCT without prior notification to Company. Supplier shall maintain written records of all such changes, and make these records available for Company's review upon request.

For such changes or modifications which DO have an impact on performance, reliability, form, fit, or function, Supplier shall identify each such change or modification in accordance with the classifications contained in the above Bell Communications Research document via a Product Change Notification (PCN) form. The Company shall immediately acknowledge receipt of the PCN to the address/contact as stated on the PCN form and shall have thirty (30) calendar days to advise Supplier if the proposed change or modification is unacceptable. If Company notifies Supplier as required herein, that the proposed change or modification is unacceptable, Supplier shall not implement such change or modification. Company may reject any PRODUCT offered by Supplier which has been changed or modified in a manner unacceptable to Company.

If Company has not notified Supplier that the change or modification is unacceptable within thirty (30) calendar days following issuance of the Change Notification, Supplier shall implement the change or modification as described in the Change Notification.

If during the review of a proposed Product Change Notification, which has a classification of either A or AC, issued by Supplier during the Warranty period of the affected PRODUCT, the Company determines that implementation of the PRODUCT CHANGE will cause the Company to incur "unreasonable expenses" such as, but not limited to, expenses resulting from escorting Supplier's personnel to numerous Company locations containing affected PRODUCT or repeated product changes to the same item of PRODUCT within a one (1) year time period, the Company shall so notify Supplier, in writing, prior to the implementation of such PRODUCT CHANGE.

Upon such notification, the Company and Supplier shall jointly determine the implementation procedure which will utilize the Supplier's and/or Company's personnel in the most cost effective manner.

                                                        Agreement No. HO11990150
                                                                     Page 2 of 2
                                                                      Appendix 5


If Supplier and the Company conclude the agreed to implementation procedure will probably cause the Company to incur "unreasonable expenses", the Company and Supplier shall jointly determine the likely extent of such expenses and agree, in writing, to a "not to exceed" estimate for such expenses. In no event shall such estimate exceed the Company's purchase price for the PRODUCT to be changed. The Company shall track and record all such expenses associated with the PRODUCT CHANGE. Upon completion of its efforts, the Company shall submit to Supplier, for reimbursement by Supplier, an invoice of the Company's "unreasonable expenses" within forty-five (45) calendar days after the Company's receipt of such invoice.

Issuing a Class A or AC product Change Notification shall not constitute an agreement to provide such a change, but shall be construed as a recommendation by the Supplier that the change is absolutely necessary.

                                                        Agreement No. HO11990150
                                                                     Page 1 of 1
                                                                      Appendix 6


                                   APPENDIX 6

                       LEADING EDGE PROCUREMENT PROVISIONS

                     SEE AMENDMENT 1 TO AGREEMENT HO1199015

                                                        Agreement No. HO11990150
                                                                     Page 1 of 2


                       AMENDMENT 1 TO AGREEMENT HO1199015


                       AMENDMENT 1 TO AGREEMENT HO11990150

--------------------------------------------------------------------------------
Vina Technologies, Inc.                        Lucent Technologies Inc.
4279 Lawrence Place                            600 Mountain Avenue
Fremont                                        Murray Hill,
California  94538                              New Jersey,  07974
--------------------------------------------------------------------------------


General Agreement dated April 28, 1999 between Lucent Technologies Inc. ("Lucent") and Vina Technologies, Inc. ("Vina") is hereby amended as follows:

Effective as of the last date this Amendment is executed below, the following clauses are modified as stated:

1. Reference to Appendix 2 Product Packaging Requirements and Appendix 6 Leading Edge Procurement Provisions is deleted from the List of Appendices.

2. Reference to Appendix 1 in Sections 3.6 TRAINING and 6.3 REPAIR PROCEDURES is deleted and replaced by "a SPA or as mutually agreed".

3. Reference to Appendix 1 in Section 3.10 INSTALLATION AND CUTOVER ASSISTANCE is deleted and replaced by "a SPA".

4. The sentence containing the reference to Appendix 1 in Section 6.2 REPAIRS NOT COVERED UNDER WARRANTY is deleted and replaced by "Price schedules for repairs under this Section shall be as listed in a SPA or as mutually agreed".

5. Reference to Appendix 3 in Section 5.1 QUALITY is deleted and replaced by Appendix 1.

6. Reference to Appendix 5 in Section 7.3 SUPPLIER'S AND COMPANY'S INFORMATION is deleted and replaced by Appendix 3.

7. The following provision is added as Section 4.20 FLEXIBLE DELIVERY ARRANGEMENTS; During the term of this Agreement, Lucent may decide to implement flexible delivery arrangements for Product covered by this Agreement. Upon mutual written agreement between the Parties, such flexible delivery arrangements


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                                                        Agreement No. HO11990150
                                                                     Page 2 of 2


    will be implemented and the terms and conditions of such applicable delivery arrangements will be incorporated and made a part of this Agreement. The other terms and conditions of this Agreement shall also apply to such flexible delivery arrangements, provided, however that if there is a conflict between the terms and conditions in any applicable flexible delivery arrangement and the other terms and conditions of this Agreement, the terms and conditions of such applicable flexible delivery agreement shall control.

8. Capitalized terms in this Amendment which are not defied herein, shall have the meaning set forth in the General Agreement No. HO11990150.

9. All other terms and conditions in the General Agreement No. HO11990150 shall remain unchanged.


ACCEPTED and AGREED:


       Vina Technologies, Inc.                      Lucent Technologies Inc.

By:                                          By:
       ----------------------------                 ----------------------------

Name:  Stan Kazmierczak                      Name:  John F. Kist
       ----------------------------                 ----------------------------

Title: Chief Financial Officer               Title: Manager GPO
       ----------------------------                 ----------------------------

Date:                                        Date:
       ----------------------------                 ----------------------------



                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 1 of 17


                           SPECIFIC PROJECT AGREEMENT
                                     BETWEEN
                            LUCENT TECHNOLOGIES INC.
                                       AND
                             VINA TECHNOLOGIES, INC.


This Specific Project Agreement (hereinafter "SPA") No. H011990240 is entered into on the date set forth herein ("Term of Agreement") by and between LUCENT TECHNOLOGIES INC., with offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974-0636 ("Company") and VINA TECHNOLOGIES, INC., with offices at 42709 Lawrence Place, Fremont, California 94538 ("Supplier") (hereinafter collectively the "Parties").

In consideration of the mutual promises contained herein, Company and Supplier agree as follows:

1       INCORPORATION BY REFERENCE

This SPA, incorporates the terms and conditions as set forth in Lucent Technologies Inc., General Agreement No. H011990150 (hereinafter "General Agreement"), between LUCENT TECHNOLOGIES INC. and VINA TECHNOLOGIES, INC., dated April 28, 1999. If any of the terms and conditions of the General Agreement are in conflict with any of the terms of this SPA, the terms of this SPA shall take precedence.

2       DEFINITIONS

        2.1 "PRODUCT" shall mean Supplier's hardware and software and other Supplier-proprietary hardware and software listed and described in Attachment A of this SPA. This SPA is focused on the Supplier's Multiservice Xchange family of products (hereinafter "ConnectReach Plus")

        2.2 "ACCESS CONNECTREACH PLUS" shall mean Supplier's ConnectReach Plus modified to be hosted off Company's Access central office host with Company's proprietary interface.

        2.3 "SPECIFICATIONS" as used in this SPA shall mean the descriptions, shape, performance and functions set forth in Attachment B of this SPA, or such other specifications as the Parties may agree to in writing. Modifications to the Product or Specifications shall be made with the mutual written consent of the Parties and in accordance with the Engineering Change Control Process set forth in Appendix 5 of the General Agreement.

        2.4 UNDEFINED TERMS. Any capitalized terms used but not defined in this SPA shall have the meaning ascribed in the General Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 2 of 17


3       ATTACHMENTS

The following attachments are hereby incorporated, and made part of this SPA:

        Attachment A - Product Specifications
        Attachment B1 - Pricing
        Attachment B2 - Pricing
        Attachment C - Access ConnectReach Plus Specific Terms & Conditions Attachment D - Access ConnectReach Plus Statement of Work

4       TERM OF AGREEMENT

This SPA shall be effective on the last date of signature below (hereinafter the "Effective Date") and shall be co-terminous with the General Agreement. Absent mutual written consent to the contrary, the modification or termination of this SPA shall not affect the rights or obligations of either Party under any purchase order accepted by Supplier before the effective date of such modification or termination.

5       PRICE SCHEDULE

        5.1    Prices shall be as set forth in Attachments B1 and B2.

        5.2 Prices, as listed in Attachment B1, shall commence on the date of execution of this Agreement and shall remain in effect for the duration of the SPA or until the occurrence of event described in
               Section 5.3.

        5.3 Upon cumulative orders by Company and Company's customers reaching a total value of ** of Product (hereinafter "Condition"), Attachment B1 shall be terminated and replaced by Attachment B2. This adjustment to price is effective for the first Product ordered after the above referenced Condition is achieved and is not retroactive.

6       PRODUCT NAME & LABELING

        6.1 In addition to the Insignia, labeling, and marking requirements contained within the General Agreement, Supplier agrees to use the name "ConnectReach Plus" on the Products covered under this SPA. The specifics associated with this name, including but not limited to artwork, will be approved by Company in writing.

        6.2 Supplier shall incorporate Company logo on the following, unless otherwise mutually agreed to: (i) Product's chassis and, (ii) Product packaging.

7       PRODUCT SPECIFICATIONS

Product shall conform to Product Specification as set forth in Attachment A.


Supplier agrees to grant to Company all rights in accordance with Section 2.8 (Manufacturing Rights and Escrow Agreement) of the General Agreement for the Products covered by this SPA.

** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 3 of 17


9       LEADING EDGE PROCUREMENT

In Section 4.9 of the General Agreement, Supplier and Company agree to a two (2) phase delivery process. During the first phase of deployment Supplier will ship Product directly to Company's customer(s). Upon achieving a mutually agreed to set of circumstances, the Company may decide to implement Leading Edge Procurement (LEP) delivery arrangement (e.g., Demand-Pull, as way as example) for one (1) or more Products covered by this SPA. Company and Supplier agree to establish the criteria to migrate to a LEP delivery arrangement (hereinafter "Migration Criteria") within ninety (90) days after execution of this SPA. Additionally, the Parties agree to meet at least quarterly to review the status of Migration Criteria as well as to create the terms and conditions required to implement a LEP delivery arrangement. The terms and conditions of any applicable delivery arrangement, as herein incorporated or as amended to this SPA from time to time shall apply to such implemented delivery arrangements. The other terms and conditions of the General Agreement and this SPA shall also apply to such delivery arrangements, provided, however that if there is a conflict between the terms and conditions in the General Agreement, this SPA, or any Appendix or Attachment incorporated into these agreement by amendment, and the other terms and conditions of this SPA, the terms and conditions of such applicable Appendix or Attachment shall control.

10      COUNTERPARTS

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

11      ENTIRE AGREEMENT

This Agreement shall constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and shall not be modified or rescinded, except by writing signed by Supplier and Company. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written communications and understandings of the parties with respect to the subject matter of this Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 4 of 17


N WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representatives on the respective dates entered below


VINA TECHNOLOGIES, INC.                      LUCENT TECHNOLOGIES INC.


By:                                          By:
        ---------------------------                  ---------------------------

Name (Print):                                Name (Print):
             ----------------------                       ----------------------

Title:                                       Title:
        ---------------------------                  ---------------------------

Date:                                        Date:
        ---------------------------                  ---------------------------


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 5 of 17


                                  ATTACHMENT A
                             Product Specifications



                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 6 of 17


                                CONNECTREACH PLUS
                              PRODUCT SPECIFICATION


                                    [GRAPHIC]


PLATFORM

Integrated voice, video, data and Internet services
Carrier class platform - NEBS Level 3
Network Interface Boards (NIB)
- 3 front loading NIB slots
- 3 front loading NIB slots
- T1, E1, DSX-1, Fractional E1, V.35/X.21
- System ready for future xDSL interfaces
Voice Interface Boards (VIB)
- 3 VIB slots at the rear of the chassis
- FXS, FXO interfaces available
- 48 analog port capacity
- system ready for future interfaces
Scalability - 3 units may be daisy-chained
Ready for voice over `X' services (VTOA, VoIP)
Built-in 10BaseT Ethernet and RS-232 craft port
Advanced network features enabled via software key options
DC or AC powered with battery backup (optional)


CSU FUNCTIONALITY
Up to 2 T1/E1 network interfaces
Lucent MSDT interface
T1 INTERFACE
Connector: RJ-48C
Monitor Jack: Dual bantam
Line rate: 1.544 Mbps
Clock source: Line (carrier)/Local
Line coding: B8ZS or AMI
Framing: ESF
Line build-out: 0dB, -7.5dB, -15dB, or -22.5dB
Automatic receive sensitivity


E1 INTERFACE
Connector options:
75ohm BNC (Tx, Rx)
120 ohm RJ-48C
Monitor Jack for RJ-48C 120ohm interface
Line rate: 2.048 Mbps
Clock source: Line (carrier)/Local
Line coding: HDB3, AMI
Framing:  FAS, CRC4
Line build-out: 0dB, -21dB
Automatic receive sensitivity
G.703, G.704


CHANNEL BANK
FXS Analog Support
-   4, 8 or 16 ports per VIB
-   Up to 48 ports in a single chassis
-   System Scalable to 144 ports for voice concentration
-   Loop start/ground start
-   Caller ID pass-through for loop start/ground start
-
-   Ringing: 5 REN per port
-   20Hz balanced ringing
-   Tx and Rx Gain adjust: 0dB, -3dB or -6dB
-   Impedance: 600 ohms


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 7 of 17


-   Distinctive ringing pass through
-   Loop length limit: 2,850ft (24 AWG), 1,750ft (26 AWG)


FXO ANALOG SUPPORT
4 or 8 ports per VIB
Up to 24 ports in a single chassis
Loop start/ground start/DID
REN = 1.5B
Tx and Rx gain adjust: 0dB, -3dB, or -6dB
Impedance:  600 ohm


DIGITAL DSX-1 OR DS1 SUPPORT
Fractional T1 to PBX, key system, channel bank, router, or video codec Connector RJ-48C
Bit rate: up to 1.544Mbps
Clock source: Local
Line coding: B8ZS, AMI
Framing: ESF
Line build out: 0dB to -22.5dB
Automatic receive sensitivity
Robbed bit signalling and clear channel supported
FXS, FXO, E&M, DID, ANI, and DNIS via PBX or external channel bank


DIGITAL E1 TRUNK SUPPORT
-   Fractional E1 to PBX, key system, channel bank, router, or video codec
-   Connector: BNC or RJ48C
-   Bit rate: up to 2.048 Mbps
-   Clock source: Local
-   Line coding: HDB3, AMI
-   Framing: FAS, CRC4
-   Line build-out: 0dB, -21dB
-   Automatic receive sensitivity
-   G.703, G.704
-   CAS, PRI supported
-   FXS, E&M, DID, ANI and ANIS via PBX or external channel bank


LOCAL CALL ROUTINGTM (LCR)
Enabled via software with DSP
Route local-toll and long distance calls
Routing based on DTMF digital analysis
Call progress tone generators and DTMF registers built-in
Flexible long distance/local routing tables for 1 + digits, 0 + digits, 2-9 + digits, x11, area code and prefix based routing
Programmable digit insertion for long distance selection: x11, 7 digits converted to 10 digit calls
Up to 5 in-bound hunt groups
Up to 5 out-bound hunt groups with overflow between groups
Voice redundancy: re-route over analog FXO lines on T1 line failure


BUSINESS OFFICEXCHANGE (BOX)
Enabled via software option with DSP Voice features:
Integrated voice switching
Intercom facility (2 or 7 digit dialing)
Distinctive ringing to distinguish outside calls from internal calls Call transfer support
Consultation hold
3-way conference calling
Call waiting, forwarding, pickup
Busy redial
Incoming DID trunk termination
Paging Support
Message waiting indication
Terminate DID
Caller-ID conversion from ANI
Interfaces to external voicemail system
Interfaces to external auto-attendant


DSU PROVISIONING
Data rates: Nx 64Kbps up to 1.536 Mbps for T1 configuration, up to 1.984Mbps for E1
Physical interface: V.35 or X.21


IP/IPX NETWORKING
IP over Frame Relay
IPX over Frame Relay
HDLC (Cisco)
PPP (Point-to-Point Protocol)
Dual IP interface support on Ethernet port
RIP I & II routing protocols supported


FRAME RELAY
LMI T1.617 annex D
LMI Q.933 annex A
IP over Frame Relay per RFC1490
Inverse ARP
Up to 30 Frame Relay PVC's with flexible assignment: IP, IP unnumbered, IPX


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

SPA Number:  H011990240                                             Page 8 of 17


ATM
T1/E1 UNI per UNI 3.1,4.0
AAL 1, AAL 5
CBR, VBR, UBR
CES: VTOA-0078
DBCES: VTOA-0083
PVC, SVC (Q.2931)
IP over ATM per RFC-1483 (LLC-SNAP)
Frame/ATM interworking (FRF.5, FRF.8)


IP ADDRESS MANAGEMENT
DHCP (Dynamic Host Configuration Protocol) automatically configures IP address for PC's.
IP address conservation
Network Address Translation (NAT)


FIREWALL SUPPORT
SOCKS version 4 (application proxy
Packet filtering
External firewalls supported


ETHERNET PORT
10BaseT (built-in LED indicators)
RJ-45 connector


CONSOLE PORT
DTE Interface
Baud rates: 9600, 19200
No parity, 8 bits, 1 start, 1 stop
Hardware flow control
Ready to connect to terminal, 28.8K modem, switched 56K or ISDN 64K/128K Menu based management interface


MANAGEMENT
Statistics, status and configuration of all interfaces
Access via T1 or Ethernet
Support for SLC management software (what is this? Is this useful to AMAS? Where is it defined?
SNMP
under written agreement.
        Version 1, MIB II
        MIBs supported: TCP/IP, Frame Relay, T1, HTTP (industry standard web browsers)
Telnet
Security: Password-protected access levels
Console via RS232 (modem or terminal)
Software upgrade via FTP


POWER
90-265 VAC, 50/60Hz, 1 Amp
48 VDC, 60 VA


PHYSICAL DIMENSIONS
Size: 17.0" W x 14.5" D x 1.75" H (1Rack Unit)
Weight: 10.5 lbs
Mounting Configurations:
        Desktop
        Wall-mount
        19" Rack-mount
        23" Rack-mount
        Clearance:
           Above                   1.75"
           Below                   0"
           Rear                    5"
           Sides                   2"
           Front                   5"


CERTIFICATION
Safety: UL1950, CSA 950 - Listed I.T.E.
Emissions:  FCC Part 15, Class A, Canada C108.8-M1983
Network Compliance: FCC Part 68, Industry Canada CS-03, EIA/TIA-464-B, AT&T TR-62411, AT&T TR-54016, ANSI T1.403.E


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240


                                  ATTACHMENT B1
                                     Pricing

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 10 of 17


------------------------------------------------------------------------------------------------------------------------------------
                  ITEM DESCRIPTION                      LUCENT      LUCENT APP/ED CODE       VINA CONFIGURATION NUMBER     LUCENT
                                                        COMCODE                                                             PRICE
------------------------------------------------------------------------------------------------------------------------------------
BASE CHASSIS (VOICE+DATA SOLUTION)
------------------------------------------------------------------------------------------------------------------------------------
Multiservice Xchange(TM) Chassis with integrated          TBD              TBD               MX-A-0-0-0-0-0-0-0-0-0-L        **
CSU/DSU, multiplexer, Frame Relay, DHCP, SNMP,
IP/IPX routing,firewall, and power supply (AC or DC
must be specified)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL HARDWARE
------------------------------------------------------------------------------------------------------------------------------------
T1 Interface Card (configurable for network or DSX        TBD              TBD                         MX-T1                 **
operation)
------------------------------------------------------------------------------------------------------------------------------------
V.35 Interface card                                       TBD              TBD                        MX-V.35                **
------------------------------------------------------------------------------------------------------------------------------------
4 channel FXS card                                        TBD              TBD                       MX-4P-FXS               **
------------------------------------------------------------------------------------------------------------------------------------
8 channel FXS card                                        TBD              TBD                       MX-8P-FXS               **
------------------------------------------------------------------------------------------------------------------------------------
16 channel FXS card                                       TBD              TBD                      MX-16P-FXS               **
------------------------------------------------------------------------------------------------------------------------------------
4 channel FXO card                                        TBD              TBD                       MX-4P-FXO               **
------------------------------------------------------------------------------------------------------------------------------------
8 channel FXO card                                        TBD              TBD                       MX-8P-FXO               **
------------------------------------------------------------------------------------------------------------------------------------
Telco DSP Processor                                       TBD              TBD                        MX-DSP                 **
------------------------------------------------------------------------------------------------------------------------------------
Processor for Voice  over ATM (not available until        TBD              TBD                        MX-850                 **
7/99)
------------------------------------------------------------------------------------------------------------------------------------
DSP Stick (3 DSPs) for Voice over ATM (not                TBD              TBD                        MX-3DSP                **
available until 7/99)
------------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 11 of 17


------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
TR08 module                                               TBD              TBD                        SW-TR08                **
------------------------------------------------------------------------------------------------------------------------------------
Local Call Routing (LCR)                                  TBD              TBD                        SW-LCR                 **
------------------------------------------------------------------------------------------------------------------------------------
Business OfficeXchange (BOX)                              TBD              TBD                        SW-BOX                 **
------------------------------------------------------------------------------------------------------------------------------------
ATM Module (not available until 6/99)                     TBD              TBD                        SW-ATM                 **
------------------------------------------------------------------------------------------------------------------------------------



** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 12 of 17



                                  ATTACHMENT B2
                                     Pricing



                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 13 of 17


------------------------------------------------------------------------------------------------------------------------------------
                  ITEM DESCRIPTION                      LUCENT      LUCENT APP/ED CODE       VINA CONFIGURATION NUMBER      LUCENT
                                                        COMCODE                                                              PRICE
------------------------------------------------------------------------------------------------------------------------------------
BASE CHASSIS (VOICE+DATA SOLUTION)
------------------------------------------------------------------------------------------------------------------------------------
Multiservice Xchange(TM) Chassis with integrated          TBD              TBD               MX-A-0-0-0-0-0-0-0-0-0-L         **
CSU/DSU, multiplexer, Frame Relay, DHCP, SNMP,
IP/IPX routing,firewall, and power supply (AC or DC
must be specified)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL HARDWARE
------------------------------------------------------------------------------------------------------------------------------------
T1 Interface Card (configurable for network or DSX        TBD              TBD                         MX-T1                  **
operation)
------------------------------------------------------------------------------------------------------------------------------------
V.35 Interface card                                       TBD              TBD                        MX-V.35                 **
------------------------------------------------------------------------------------------------------------------------------------
4 channel FXS card                                        TBD              TBD                       MX-4P-FXS                **
------------------------------------------------------------------------------------------------------------------------------------
8 channel FXS card                                        TBD              TBD                       MX-8P-FXS                **
------------------------------------------------------------------------------------------------------------------------------------
16 channel FXS card                                       TBD              TBD                      MX-16P-FXS                **
------------------------------------------------------------------------------------------------------------------------------------
4 channel FXO card                                        TBD              TBD                       MX-4P-FXO                **
------------------------------------------------------------------------------------------------------------------------------------
8 channel FXO card                                        TBD              TBD                       MX-8P-FXO                **
------------------------------------------------------------------------------------------------------------------------------------
Telco DSP Processor                                       TBD              TBD                        MX-DSP                  **
------------------------------------------------------------------------------------------------------------------------------------
Processor for Voice  over ATM (not available until        TBD              TBD                        MX-850                  **
7/99)
------------------------------------------------------------------------------------------------------------------------------------
DSP Stick (3 DSPs) for Voice over ATM (not                TBD              TBD                        MX-3DSP                 **
available until 7/99)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
TR08 module                                               TBD              TBD                        SW-TR08                 **
------------------------------------------------------------------------------------------------------------------------------------
Local Call Routing (LCR)                                  TBD              TBD                        SW-LCR                  **
------------------------------------------------------------------------------------------------------------------------------------
Business OfficeXchange (BOX)                              TBD              TBD                        SW-BOX                  **
------------------------------------------------------------------------------------------------------------------------------------
ATM Module (not available until 6/99)                     TBD              TBD                        SW-ATM                  **
------------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 14 of 17



                                  ATTACHMENT C
             Access ConnectReach Plus Specific Terms and Conditions

                                      None



                                  ATTACHMENT D
                                Statement of Work

The Parties agree that the Statement of Work, Attachment D, will be the mechanism to record and track responsibilities, deliverables and milestones related to development, testing and initial delivery of the Access ConnectReach Plus. In addition, the Parties agree on the following deliverable schedule which represents "not to exceed dates" for the Statement of Work and will be used by Company to respond to customers.

-------------------------------------------------------------------------------
  Key Event                       Description                        Due
    Number                         of Event                         Date
-------------------------------------------------------------------------------
      2                              **                              **
-------------------------------------------------------------------------------
      3                              **                              **
-------------------------------------------------------------------------------
      4                              **                              **
-------------------------------------------------------------------------------
      5                              **                              **
-------------------------------------------------------------------------------

The Parties agree the goal is to have Supplier's Access ConnectReach Plus successfully completed system test prior to delivery to Company by the above referenced Due Dates. If this goal cannot be achieved, the Statement of Work will include the appropriate change management processes to ensure that Supplier's and Company's development teams can effectively and efficiently communicate.



                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.



** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 15 of 17



                               CONTRACT AMENDMENT

SPA Number H01 1990240 between Lucent Technologies and Vina Technologies is hereby amended by the deletion of the original price matrix and its replacement by the revised pricing matrix noted as Revision one (1) which is attached hereto and made a part hereof. The revised prices are effective July 1, 1999. In addition, the following miscellaneous service pricing is added.

Out of Warranty Repair       **

Technical Support            **

NTF                          **



                 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED



Authorized by


-----------------------------------          -----------------------------------
J. F. Kist                                   Stan E. Kazmierczak
Senior Manager GPO                           CFO


-----------------------------------          -----------------------------------
Date                                            Date


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 16 of 17



-------------------------------------------------------
            Pricing Effective Date: 7/1/99
---------------------------------------------------------------------------------------------------------------------------------
                                                         LUCENT     LUCENT APP/ED CODE      VINA CONFIGURATION NUMBER     LUCENT
                                                         COMCODE                                                           PRICE
                   ITEM DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
BASE CHASSIS (VOICE+DATA SOLUTION)
---------------------------------------------------------------------------------------------------------------------------------
Multiservice Xchange(TM) Chassis with integrated           TBD            TBD               MX-A-O-O-O-O-O-O-O-O-O-L        **
CSU/DSU, multiplexer, Frame Relay, DHCP, SNMP, IP/IPX
routing, firewall, and power supply (AC or DC must be
specified)
---------------------------------------------------------------------------------------------------------------------------------
**
---------------------------------------------------------------------------------------------------------------------------------
T1 Interface Card with RJ-48C Connector (configurable      TBD            TBD                       MX-T1                   **
for network or DSX operation)
---------------------------------------------------------------------------------------------------------------------------------
E1 75 ohm Interface with RJ-48C Connector                  TBD            TBD                     MX-E1-75                  **
---------------------------------------------------------------------------------------------------------------------------------
E1 120 ohm Interface with BNC Connector                    TBD            TBD                     MX-E1-120                 **
---------------------------------------------------------------------------------------------------------------------------------
Universal Serial Interface                                 TBD            TBD                      MX-USI                   **
---------------------------------------------------------------------------------------------------------------------------------
4 channel FXS card                                         TBD            TBD                     MX-4P-FXS                 **
---------------------------------------------------------------------------------------------------------------------------------
8 channel FXS card                                         TBD            TBD                     MX-8P-FXS                 **
---------------------------------------------------------------------------------------------------------------------------------
16 channel FXS card                                        TBD            TBD                    MX-16P-FXS                 **
---------------------------------------------------------------------------------------------------------------------------------
4 channel FXO card                                         TBD            TBD                     MX-4P-FXO                 **
---------------------------------------------------------------------------------------------------------------------------------
8 channel FXO card                                         TBD            TBD                     MX-8P-FXO                 **
---------------------------------------------------------------------------------------------------------------------------------
8 channel International FXS card                           TBD            TBD                    MX-8P-FXSI                 **
---------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT


SPA Number:  H011990240                                            Page 17 of 17


---------------------------------------------------------------------------------------------------------------------------------
16 channel International FXS card                          TBD            TBD                    MX-16P-FXSI                **
---------------------------------------------------------------------------------------------------------------------------------
Telco DSP Processor                                        TBD            TBD                      MX-DSP                   **
---------------------------------------------------------------------------------------------------------------------------------
VOX Processor for Voice over ATM                           TBD            TBD                      MX-VOX                   **
---------------------------------------------------------------------------------------------------------------------------------
DSP Stick (3 DSPs) for Voice over ATM (not available       TBD            TBD                      MX-SDSP                  **
until 7/99)
---------------------------------------------------------------------------------------------------------------------------------
**
---------------------------------------------------------------------------------------------------------------------------------
TR08 module                                                TBD            TBD                      SW-TR08                  **
---------------------------------------------------------------------------------------------------------------------------------
Local Call Routing (LCR)                                   TBD            TBD                      SW-LCR                   **
---------------------------------------------------------------------------------------------------------------------------------
Business OfficeXchange (BOX)                               TBD            TBD                      SW-BOX                   **
---------------------------------------------------------------------------------------------------------------------------------
ATM Module (per 20 ATM Trunks)                             TBD            TBD                      SW-ATM                   **
---------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 1 of 18


                           SPECIFIC PROJECT AGREEMENT
                                     BETWEEN
                            LUCENT TECHNOLOGIES INC.
                                       AND
                             VINA TECHNOLOGIES, INC.



This Specific Project Agreement (hereinafter "SPA") No. HO11990241 is entered into on the date set forth herein ("Term of Agreement") by and between LUCENT TECHNOLOGIES INC., with offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974-0636 ("Company") and VINA TECHNOLOGIES, INC., with offices at 42709 Lawrence Place, Fremont, California 94538 ("Supplier") (hereinafter collectively the "Parties").

In consideration of the mutual promises contained herein, Company and Supplier agree as follows:

1       INCORPORATION BY REFERENCE

This SPA, incorporates the terms and conditions as set forth in Lucent Technologies Inc., General Agreement No. HO11990150 (hereinafter "General Agreement"), between LUCENT TECHNOLOGIES INC. and VINA TECHNOLOGIES, INC., dated April 28, 1999. If any of the terms and conditions of the General Agreement are in conflict with any of the terms of this SPA, the terms of this SPA shall take precedence.

2       DEFINITIONS

        2.1 "PRODUCT" shall mean Supplier's hardware and software and other Supplier-proprietary hardware and software listed and described in Attachment A of this SPA. This SPA is focused on the Supplier's T1 Integrator generation of products (hereinafter "T1 Integrator")

        2.2 "SLC CONNECTREACH" shall mean Supplier's T1 Integrator modified to be hosted off Company's Access central office host with Company's proprietary interface.

        2.3 "SPECIFICATIONS" as used in this SPA shall mean the descriptions, shape, performance and functions set forth in Attachment B of this SPA, or such other specifications as the Parties may agree to in writing. Modifications to the Product or Specifications shall be made with the mutual written consent of the Parties and in accordance with the Engineering Change Control Process set forth in Appendix 5 of the General Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 2 of 18


        2.4 UNDEFINED TERMS. Any capitalized terms used but not defined in this SPA shall have the meaning ascribed in the General Agreement.

3       ATTACHMENTS

The following attachments are hereby incorporated, and made part of this SPA:

        Attachment A - Product Specifications
        Attachment B - Pricing
        Attachment C - SLC ConnectReach Specific Terms and Conditions

4       TERM OF AGREEMENT

This SPA shall be effective on the last date of signature below (hereinafter the "Effective Date") and shall be co-terminous with the General Agreement. Absent mutual written consent to the contrary, the modification or termination of this SPA shall not affect the rights or obligations of either Party under any purchase order accepted by Supplier before the effective date of such modification or termination.

5       PRICE SCHEDULE

        5.1 Prices shall be as set forth in Attachment B. Prices as listed in Attachment B, shall commence on the date of execution of this Agreement and shall remain in effect for the duration of the SPA.

6       PRODUCT NAME & LABELING

        6.1 In addition to the Insignia, labeling, and marking requirements contained within the General Agreement, Supplier agrees to use the name "ConnectReach" on the Products covered under this SPA. The specifics associated with this name, including but not limited to artwork, will be approved by Company in writing.

        6.2 Supplier shall incorporate Company logo on the following, unless otherwise mutually agreed to: (i) Product's chassis and, (ii) Product packaging.

7       PRODUCT SPECIFICATIONS

Product shall conform to Product Specification as set forth in Attachment A.

8       MANUFACTURING RIGHTS AND ESCROW AGREEMENT

Supplier agrees to grant to Company all rights in accordance with Section 2.8 (Manufacturing Rights and Escrow Agreement) of the General Agreement for the Products covered by this SPA.

9       LEADING EDGE PROCUREMENT

In Section 4.9 of the General Agreement, Supplier and Company agree to a two (2) phase delivery process. During the first phase of deployment Supplier will ship Product directly to Company's customer(s). Upon achieving a mutually agreed to set of circumstances, the Company may decide to implement Leading Edge Procurement (LEP) delivery arrangement (e.g., Demand-Pull, as way as example)


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 3 of 18


for one (1) or more Products covered by this SPA. Company and Supplier agree to establish the criteria to migrate to a LEP delivery arrangement (hereinafter "Migration Criteria") within ninety (90) days after execution of this SPA. Additionally, the Parties agree to meet at least quarterly to review the status of Migration Criteria as well as to create the terms and conditions required to implement a LEP delivery arrangement. The terms and conditions of any applicable delivery arrangement, as herein incorporated or as amended to this SPA from time to time shall apply to such implemented delivery arrangements. The other terms and conditions of the General Agreement and this SPA shall also apply to such delivery arrangements, provided, however that if there is a conflict between the terms and conditions in the General Agreement, this SPA, or any Appendix or Attachment incorporated into these agreement by amendment, and the other terms and conditions of this SPA, the terms and conditions of such applicable Appendix or Attachment shall control.

10      COUNTERPARTS

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

11      ENTIRE AGREEMENT

This Agreement shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and shall not be modified or rescinded, except by writing signed by Supplier and Company. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written communications and understandings of the parties with respect to the subject matter of this Agreement.


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 4 of 18


IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representatives on the respective dates entered below


VINA TECHNOLOGIES, INC.                      LUCENT TECHNOLOGIES INC.


By:                                          By:
        ---------------------------                  ---------------------------

Name (Print):                                Name (Print):
             ----------------------                       ----------------------

Title:                                       Title:
        ---------------------------                  ---------------------------

Date:                                        Date:
       ----------------------------                 ----------------------------


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 5 of 18



                                  ATTACHMENT A
                             Product Specifications


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 6 of 18



                                    [GRAPHIC]


CSU FUNCTIONALITY
T1 network interface
Connector RJ-48C
Monitor Jack: Dual bantam
Line rate: 1.544 Mbps
Clock source: Line
Line coding: B8ZS
Framing:  ESF
Line build out: 0dB, -7.5dB, -15dB, or -22.5dB
Automatic receive sensitivity
Lucent MSDT interface


T1 PROVISIONING
Fractionally multiplexed voice and data
Both are programmable on a DS0 basis
Robbed bit line signaling


CHANNEL BANK - FXS ANALOG SUPPORT
Up to 24 ports in a single chassis, expandable in 4 or 8 port increments
Loop start/ground start
Caller ID pass-through for loop start/ground start
48 volt battery
Ringing:  5 REN per port (75 max/chassis)
20Hz balanced ringing
Tx and Rx gain adjust: 0dB, -3dB or -6dB
Impedance: 600 ohm
Distinctive ringing pass-through
Loop length limit: 2,850ft (24 AWG), 1,750ft (26 AWG)
CHANNEL BANK - FXO ANALOG SUPPORT
Up to 24 ports in a single chassis, expandable in 4 or 8 port increments Loop start/ground start/DID
REN = 1.5B
Tx and Rx Gain adjust: 0dB, -3dB, or -6dB
Impedance:  600 ohm


DIGITAL DSX-1 OR DS-1 SUPPORT
Fractional T1 to PBX, Key System, Channel Bank, Router, or Video codec
Connector RJ-48C
Bit rate: 1.544 Mbps
Clock source: Local
Line coding: B8ZS or AMI
Framing:  ESF or D4 (SF)
Line build-out (DSX-1): 0-133ft, 133-266ft, 266-399ft, 399-533ft, 533-655ft Line
build-out (DS1): 0dB,-7.5dB, -15dB, or -22.5dB
Automatic receive sensitivity
Robbed bit signaling and clear channel supported
FXS, FXO, E&M, DID, ANI, and DNIS via PBX or external Channel Bank


LOCAL CALL ROUTINGTM (LCR)
Enabled via software with DSP
Route local-toll and long distance calls
Routing based on DTMF digital analysis
Call progress tone generators and DTMF registers built-in
Flexible long distance/local routing tables for 1 + digits, 0 + digits, 2-9 + digits, x11, area code and prefix based routing
Programmable digit insertion for long distance selection: x11, 7 digits converted to 10 digit calls
Up to 5 in-bound hunt groups: hunting on each group
Up to 5 out-bound hunt groups with overflow between groups
Voice redundancy: reroute over analog FXO lines on T1 failure


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 7 of 18


BUSINESS OFFICEXCHANGE (BOX)
Enabled via software option with DSP Voice features:
Integrated voice switching Intercom facility (2 or 7 digit dialing) Distinctive ringing (internal/external)
Call transfer
Consultation hold
3-way calling/conferencing
Caller ID conversion from ANI
Call waiting, forwarding, pickup
Busy redial
Incoming DID trunk termination
Paging support
Message waiting indication
Interfaces to external voice mail/auto attendant


DSU PROVISIONING
Data rates: N x 64Kbps to 1.536Mbps


IP/IPX NETWORKING
IP over Frame Relay
IPX over Frame Relay
HDLC (Cisco)
PPP
Dual IP interface support on Ethernet port
RIP I & II support


FRAME RELAY
LMI T1.617 annex D
LMI Q.933 annex A
IP over Frame Relay per RFC1490
Inverse ARP
Up to 30 Frame Relay PVC's with flexible assignment: IP, IP unnumbered, IPX


IP ADDRESS MANAGEMENT
DHCP (Dynamic Host Configuration Protocol) automatically configures IP address for PC's.
IP address conservation
Network Address Translation (NAT)


FIREWALL SUPPORT
SOCKS version 4 (application proxy) built in Packet filtering
External firewalls supported


ETHERNET PORT
10BaseT (built-in LED indicators)
RJ-45 connector


CONSOLE PORT
DTE Interface
Baud rates: 9600, 19200
No parity, 8 bits, 1 start, 1 stop
Hardware flow control
Ready to connect to terminal, 28.8K modem, switched 56K or ISDN 64K/128K Menu based management interface


MANAGEMENT
Statistics, status and configuration of all interfaces
Access via Line or Ethernet
Support for SLC management software
SNMP
        Version 1, MIB II
        MIBs supported: TCP/IP, Frame Relay, T1
HTTP (industry standard web browsers)
Telnet
Console via RS232 (modem or terminal)
Security: password-protected access levels
Software upgrade via FTP


POWER
120 VAC, 60Hz, 1 Amp
48 VDC, 50 VA


PHYSICAL DIMENSIONS
Size: 17.0" W x 14.0" D x 1.75" H (1RU)
Weight: 9.0 lbs
Mounting Configurations:
        Desktop
        Wall-mount
        19" Rack-mount
        23" Rack-mount
        Clearance:
           Above                   1.75"
           Below                   0"
           Rear                    0.6"
           Sides                   2"
           Front                   5"


CERTIFICATION
Safety: UL1950, CSA 950 - Listed I.T.E.
Emissions: FCC Part 15, Class A, Canada C108.8-M1983
Network Compliance: FCC Part 68, Industry Canada CS-03, EIA/TIA-464-B, AT&T TR-62411, AT&T TR-54016, ANSI T1.403 NEBS


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 8 of 18


                                    [GRAPHIC]


CSU FUNCTIONALITY
HDSL network interface
T1 over HDSL
Lucent MSDT interface
Connector RJ-48C
Bit Rate: 1.544Mbps
Line Coding: 2B1Q
Framing: ESF
Range: 12,000 ft/3.6km (24 AWG)
BER: 10-10 or better
Clock source: Line


HDSL PROVISIONING
Fractionally multiplexed voice and data
Both Programmable on a DS0 basis
Robbed bit line signaling


CHANNEL BANK - FXS ANALOG SUPPORT
Up to 24 ports in a single chassis, expandable in 4 or 8 port increments Loop start/ground start 48 volt battery
Ringing:  5 REN per port (75 max/chassis)
20Hz balanced ringing
Tx and Rx Gain adjust: 0dB, -3dB or -6dB
Impedance: 600 ohm
Distinctive ringing pass-through
Loop length limit: 2,850ft (24 AWG), 1,750ft (26 AWG)
Caller ID pass through


CHANNEL BANK - FXO ANALOG SUPPORT
Up to 24 ports in a single chassis, expandable in 4 or 8 port increments Loop start/ground start/DID
REN = 1.5B
Tx and Rx gain adjust: 0dB, -3dB, or -6dB
Impedance: 600 ohm


DIGITAL DSX-1 OR DS-1 SUPPORT
Fractional T1 to PBX, Key System, Channel Bank, Router, or Video codec Connector RJ-48C
Bit rate: 1.544 Mbps
Clock source: Local
Line coding: B8ZS or AMI
Framing:  ESF or D4 (SF)
Line build-out (DSX-1): 0-133ft, 133-266ft, 266-399ft, 399-533ft, 533-655ft
Line build-out (DS1): 0dB, -7.5dB, -15dB, or -22.5dB
Automatic receive sensitivity
Robbed bit signaling and clear channel supported
FXS, FXO, E&M, DID, ANI, and DNIS via PBX or external Channel Bank


LOCAL CALL ROUTINGTM (LCR)
Enabled via software with DSP
Route local-toll and long distance calls
Routing based on DTMF digital analysis
Call progress tone generators and DTMF registers built-in
Flexible long distance/local routing tables for 1 + digits, 0 + digits, 2-9 + digits, x11, area code and prefix based routing
Programmable digit insertion for long distance selection: x11, 7 digits converted to 10 digit calls
Up to 5 in-bound hunt groups: hunting on each group
Voice redundancy: reroute over analog FXO lines on line failure
Up to 5 out-bound hunt groups with overflow between groups


BUSINESS OFFICEXCHANGE (BOX)
Enabled via software option with DSP Voice features:
Intercom facility (2 or 7 digit dialing)
Integrated voice switching
Distinctive ringing (internal/external)
Call transfer
Consultation hold
3-way calling/conferencing
Caller-ID conversion from ANI
Call waiting, forwarding, pickup
Busy redial


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                             Page 9 of 18


Incoming DID trunk termination
Paging support
Message waiting indication


9.      INTERFACES TO EXTERNAL VOICE MAIL/AUTO ATTENDANT


DSU PROVISIONING
Data rates: Nx64Kbps up to 1.536Mbps


IP/IPX NETWORKING
IP over Frame Relay
IPX over Frame Relay
HDLC (Cisco)
PPP
Dual IP interface support on Ethernet port
RIP I & II support


FRAME RELAY
LMI T1.617 annex D
LMI Q.933 annex A
IP over Frame Relay per RFC1490
Inverse ARP
Up to 30 Frame Relay PVC's with flexible assignment: IP, IP unnumbered, IPX


IP ADDRESS MANAGEMENT
DHCP (Dynamic Host Configuration Protocol) automatically configures IP address for PC's.
IP address conservation
Network Address Translation (NAT)


FIREWALL SUPPORT
SOCKS version 4 (application proxy) built in Packet filtering
External firewalls supported


ETHERNET PORT
10BaseT (built-in LED indicators)
RJ-45 connector


CONSOLE PORT
DTE Interface
Baud rates:  9600, 19200
No parity, 8 bits, 1 start, 1 stop
Hardware flow control
Ready to connect to terminal, 28.8K modem, switched 56K or ISDN 64K/128K Menu based management interface


MANAGEMENT
Statistics, status and configuration of all interfaces
Access via Line or Ethernet
Support SLC management software
SNMP
        Version 1, MIB II
        MIBs supported: TCP/IP, Frame Relay, T1
HTTP (industry standard web browsers)
Telnet
Console via RS-232 (modem or terminal)
Security: password-protected access levels
Software upgrade via FTP


POWER
120 VAC, 60Hz, 1 Amp
48 VDC, 50 VA


PHYSICAL DIMENSIONS
Size: 17.0" W x 14.0" D x 1.75" H (1RU)
Weight: 9.0 lbs
Mounting Configurations:
        Desktop
        Wall-mount
        19" Rack-mount
        23" Rack-mount
        Clearance:
           Above                   1.75"
           Below                   0"
           Rear                    0.6"
           Sides                   2"
           Front                   5"


CERTIFICATION
Safety: UL1950, CSA 950 - Listed I.T.E.
Emissions: FCC Part 15, Class A, Canada C108.8-M1983
Network Compliance: FCC Part 68, Industry Canada CS-03, TA-TSY-001210, TR-TSY-000063 NEBS


                      RESTRICTED - PROPRIETARY INFORMATION
The information contained herein is for use by authorized employees of the parties hereto only and is not for general use or distribution within or outside of their respective companies except under written agreement.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 10 of 18



                                  ATTACHMENT B
                                     Pricing

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 11 of 18


------------------------------------------------------------------------------------------------------------------------------------
                  ITEM DESCRIPTION                         LUCENT      LUCENT APP/ED CODE    VINA CONFIGURATION NUMBER       LUCENT
                                                          COMCODE                                                            PRICE
------------------------------------------------------------------------------------------------------------------------------------
VOICE-ONLY SOLUTION - CHANNEL BANK
------------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Channel Bank equipped with integrated      601911829       ED7C830-30,G1     V2-30-A-0-02-00-00-L with SW-B     **
CSU/DSU, 8 channel FXS (8 analog circuits), SNMP and
AC power supply. Base system software is included in
system and unit price. Unit can be remotely upgraded
to support data.
------------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Channel Bank equipped with integrated      601911837       ED7C830-30,G2     V2-30-D-0-02-00-00-L with SW-B     **
CSU/DSU, 8 channel FXS (8 analog circuits), SNMP and
DC power supply. Base system software is included in
system and unit price. Unit can be remotely upgraded
to support data.
------------------------------------------------------------------------------------------------------------------------------------
HDSL Integrator Channel Bank equipped with                  TBD               TBD          V2-70-A-0-02-00-00-L with SW-B     **
integrated HDSL interface, 8 channel FXS (8 analog
circuits), SNMP and AC power supply. Base system
software is included in system and unit price. Unit
can be remotely upgraded to support data.
------------------------------------------------------------------------------------------------------------------------------------
HDSL Integrator Channel Bank equipped with                  TBD               TBD          V2-70-D-0-02-00-00-L with SW-B     **
integrated HDSL interface, 8 channel FXS (8 analog
circuits), SNMP and DC power supply. Base system
software is included in system and unit price. Unit
can be remotely upgraded to support data.
------------------------------------------------------------------------------------------------------------------------------------
INTEGRATED VOICE & DATA SOLUTION
------------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Chassis with integrated CSU/DSU, T1        601911845       ED7C830-30,G3     V2-10-A-0-00-00-00-L with SW-D     **
multiplexer, Frame Relay, DHCP, SNMP, firewall, and
AC power supply. Base system software is included in
system and unit price.
------------------------------------------------------------------------------------------------------------------------------------



** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 12 of 18


------------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Chassis with integrated CSU/DSU, T1        601911852       ED7C830-30,G4     V2-10-D-0-00-00-00-L with SW-D     **
multiplexer, Frame Relay, DHCP, SNMP, firewall, and
DC power supply. Base system software is included in
system and unit price.
------------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Chassis with integrated CSU/DSU, T1        601913791       ED7C830-30,G6     V2-10-A-0-02-02-00-L with SW-D     **
multiplexer, Frame Relay, 16 channel FXS (16 analog
circuits), DHCP, SNMP, firewall, and AC power
supply. Base system software is included in system
and unit price.
------------------------------------------------------------------------------------------------------------------------------------
HDSL Integrator Chassis with integrated HDSL                TBD               TBD          V2-60-A-0-00-00-00-L with SW-D     **
interface, T1 multiplexer, Frame Relay, DHCP, SNMP,
firewall, and AC power supply. Base system software
is included in system and unit price.
------------------------------------------------------------------------------------------------------------------------------------
HDSL Integrator Chassis with integrated HDSL                TBD               TBD          V2-60-D-0-00-00-00-L with SW-D     **
interface, T1 multiplexer, Frame Relay, DHCP, SNMP,
firewall, and DC power supply. Base system software
is included in system and unit price.
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL HARDWARE
------------------------------------------------------------------------------------------------------------------------------------
4 channel FXS card                                       108342478        LT-V2-4P-FXS               V2-4P-FXS                **
------------------------------------------------------------------------------------------------------------------------------------
8 channel FXS card                                       108342486       LT- V2-8P-FXS               V2-8P-FXS                **
------------------------------------------------------------------------------------------------------------------------------------
4 channel FXO card                                       108342494       LT- V2-4P-FXO               V2-4P-FXO                **
------------------------------------------------------------------------------------------------------------------------------------
8 channel FXO card                                       108342502       LT- V2-8P-FXO               V2-8P-FXO                **
------------------------------------------------------------------------------------------------------------------------------------
Fractional T1 interface card for secondary T1 port       108342510         LT- V2-FT1                  V2-FT1                 **
------------------------------------------------------------------------------------------------------------------------------------
Telco DSP Processor                                      108342528         LT- V2-DSP                  V2-DSP                 **
------------------------------------------------------------------------------------------------------------------------------------
Fractional T1 interface & DSP Combo                      108342536       LT- V2-FT1-DSP              V2-FT1-DSP               **
------------------------------------------------------------------------------------------------------------------------------------
Fractional T1-V.35 convertor                             108342544         LT-V2-V.35                 V2-V.35                 **
------------------------------------------------------------------------------------------------------------------------------------
NEBS (GR-63) installation kit                            601911860       ED7C830-30,G5                V2-NEBS                 **
------------------------------------------------------------------------------------------------------------------------------------
120VAC Power Converter with Battery Pack                 108408816           LT-733                    BBKUP                  **
------------------------------------------------------------------------------------------------------------------------------------
Standard 120VAC Power Converter (no Battery Pack);          TBD               TBD                        AC                   **
Comes packaged with AC chassis
------------------------------------------------------------------------------------------------------------------------------------
DC Cable                                                    TBD               TBD                        DC                   **
------------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 13 of 18


------------------------------------------------------------------------------------------------------------------------------------
Hinged Mounting Bracket including ExtentionBracket          TBD               TBD                    V2-HNGMNT                **
------------------------------------------------------------------------------------------------------------------------------------
Mounting Brackets for Bellcore-spec frames                  TBD               TBD                    V2-BBRKTS                **
(ANSI-spec brackets shipped with each chassis)
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
Channel Bank module                                      108357500        LT SCR SW-B                   SW-B                  **
------------------------------------------------------------------------------------------------------------------------------------
Data Module (data upgrade)                               108357518        LT SCR SW-D                   SW-D                  **
------------------------------------------------------------------------------------------------------------------------------------
NOTE: TO UPGRADE VOICE ONLY CHASSIS TO VOICE & DATA REQUIRES SW-D                                                             **
------------------------------------------------------------------------------------------------------------------------------------
TR08 module                                              108357526            N/A                     SW-TR08                 **
------------------------------------------------------------------------------------------------------------------------------------
Local Call Routing (LCR)                                 108357534       LT SCR SW-LCR                 SW-LCR                 **
------------------------------------------------------------------------------------------------------------------------------------
Business OfficeXchange (BOX)                             108357542       LT SCR SW-BOX                 SW-BOX                 **
------------------------------------------------------------------------------------------------------------------------------------
Virtual Private Networking                               108357559       LT SCR SW-VPN                 SW-VPN                 **
------------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 14 of 18


                                  ATTACHMENT C
                 SLC ConnectReach Specific Terms and Conditions

1       PURCHASE COMMITMENT

Company agrees to ensure a minimal amount of SLC ConnectReach (hereinafter collectively "commitment") is ordered from by August 15, 1999. The commitment is ** and includes all SLC ConnectReach ordered by Company or Company's customers. This commitment will be honored by Company as long as the following three (3) events are successfully completed:

1.  The current TI Integrator passes the Company's system verification testing;
    and

2. The PRODUCT passes the Company's system verification testing no later than six (6) months following May 15, 1998; and

3. At least one (1) customer approves the PRODUCT for deployment within the first six (6) months after May 15, 1998.

Should the orders fall short of this commitment, Company will pay the Supplier based on the following payment calculation:
                              **

At the end of this period, Company and Supplier will meet to agree on any payments associated with the commitment as well as timeframe of payment by Company to Supplier.

This commitment shall survive the termination of this SPA.



** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 15 of 18


                               CONTRACT AMENDMENT

SPA Number HO11990241 between Lucent Technologies and Vina Technologies is hereby amended by the deletion of the original price matrix and its replacement by the revised pricing matrix noted as Revision one (1) which is attached hereto and made a part hereof. The associated pricing is effective July 1, 1999. In addition, the following miscellaneous service pricing is added.

Out of Warranty Repair       **

Technical Support            **

NTF                          **



                 ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED



Authorized by


-----------------------------------          -----------------------------------
J. F. Kist                                   Stan E. Kazmierczak
Senior Manager GPO                           CFO


-----------------------------------          -----------------------------------
Date                                         Date



** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 16 of 18


---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL OPTIONS
---------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Chassis with integrated CSU/DSU, T1      601913791   ED7C830-30, G6       V2-10A-0-e2-e2-00-L with SW-D   **
multiplexer, Frame Relay, embedded 16 channel FXS (16
analog circuits), DHCP, SNMP, firewall, and AC power
supply.  Base system software is included in system
and unit price.
---------------------------------------------------------------------------------------------------------------------------------
T1 Integrator Chassis with integrated CSU/DSU, T1      601913791   ED7C830-30, G6       V2-10-D-0-e2-e2-00L with SW-D   **
multiplexer, Frame Relay, embedded 16 channel FXS (16
analog circuits), DHCP, SNMP, firewall, and DC power
supply.  Base system software is included in system
and unit price.
---------------------------------------------------------------------------------------------------------------------------------
HDSL Integrator Chassis with integrated HDSL               TBD            TBD          V2-60-A-0-00-00-00-L with SW-D   **
interface, T1 multiplexer, Frame Relay, DHCP, SNMP,
firewall, and AC power supply.  Base system software
is included in system and unit price
---------------------------------------------------------------------------------------------------------------------------------
HDSL Integrator Chassis with integrated HDSL               TBD            TBD          V2-60-D-0-00-00-00-L with SW-D   **
interface, T1 multiplexer, Frame Relay, DHCP, SNMP,
firewall, and DC power supply.  Base system software
is included in system and unit price.
---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL HARDWARE
---------------------------------------------------------------------------------------------------------------------------------
4 channel FXS card                                     108342478   LT-V2-4P-FXS                   V2-4P-FXS             **
---------------------------------------------------------------------------------------------------------------------------------
8 channel FXS card                                     108342486   LT-V2-8P-FXS                   V2-8P-FXS             **
---------------------------------------------------------------------------------------------------------------------------------
4 channel FXO card                                     108342494   LT-V2-4P-FXO                   V2-4P-FXO             **
---------------------------------------------------------------------------------------------------------------------------------
8 channel FXO card                                     108342502   LT-V2-8P-FXO                   V2-8P-FXO             **
---------------------------------------------------------------------------------------------------------------------------------
Fractional T1 interface card for secondary T1 port     108342510   LT-V2-FT1                       V2-FT1               **
---------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 17 of 18


---------------------------------------------------------------------------------------------------------------------------------
Telco DSP Processor                                    108342528   LT-V2-DSP                       V2-DSP               **
---------------------------------------------------------------------------------------------------------------------------------
Fractional T1 interface & DSP Combo                    108342536   LT-V2-FT1-DSP                 V2-FT1-DSP             **
---------------------------------------------------------------------------------------------------------------------------------
Fractional T1-V.35 convector                           108342544   LT-V2-V.35                      V2-V.35              **
---------------------------------------------------------------------------------------------------------------------------------
NEBS (GR-63 installation kit)                          601911860   ED7C830-30, G5                  V2-NEBS              **
---------------------------------------------------------------------------------------------------------------------------------
120VAC Power Converter with Battery Pack               108408816   LT-733                           BBKUP               **
---------------------------------------------------------------------------------------------------------------------------------
Standard 120VAC Power Converter (no Battery Pack);         TBD            TBD                        AC                 **
Comes packaged with AC chassis
---------------------------------------------------------------------------------------------------------------------------------
DC Cable                                                   TBD            TBD                        DC                 **
---------------------------------------------------------------------------------------------------------------------------------
Hinged Mounting Bracket including Extension Bracket        TBD            TBD                     V2-HNGMNT             **
---------------------------------------------------------------------------------------------------------------------------------
Mounting Brackets for Bellcore-spec frames (ANSI-spec      TBD            TBD                     V2-BBRKTS             **
brackets shipped with each chassis)
---------------------------------------------------------------------------------------------------------------------------------
10 foot RJ21 with 66 Block package at a transfer           TBD            TBD                        TBD                **
price of $79
---------------------------------------------------------------------------------------------------------------------------------
30 foot RJ48 cross over cable at a transfer price of       TBD            TBD                        TBD                **
$36
---------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.

                             CONFIDENTIAL TREATMENT
SPA Number:  HO11990241                                            Page 18 of 18


---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL SOFTWARE
---------------------------------------------------------------------------------------------------------------------------------
Data Module (data upgrade)                             108357518   LT SCR SW-D                      SW-D                **
---------------------------------------------------------------------------------------------------------------------------------
NOTE: TO UPGRADE VOICE ONLY CHASSIS TO VOICE & DATA
REQUIRES SW-D
---------------------------------------------------------------------------------------------------------------------------------
TRO8 module                                            108357526   N/A                             SW-TR08              **
---------------------------------------------------------------------------------------------------------------------------------
Local Call Routing (LCR)                               108357534   LT SCR SW-LCR                   SW-LCR               **
---------------------------------------------------------------------------------------------------------------------------------
Business OfficeXchange(Box)                            108357542   LT SCR SW-BOX                   SW-BOX               **
---------------------------------------------------------------------------------------------------------------------------------


** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.